UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Central Federal Corporation

(Name of Registrant as Specified In Its Charter)

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7000 N. High Street

Worthington, Ohio 43085

April 22, 2020

Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Central Federal Corporation (the “Company”) which will be held at the New Albany County Club, located at 1 Club Lane, New Albany, Ohio 43054, on Wednesday, May 27, 2020, at 10:00 a.m., local time.*

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.  Directors and officers of the Company, as well as one or more representatives of the Company’s independent registered public accounting firm, will be present at the Meeting to respond to any questions stockholders may have regarding the business to be transacted.  In addition, the Meeting will include management’s report on the Company’s financial performance for 2019. Attendance at the Meeting is limited to stockholders of record as of the close of business on April 13, 2020, their duly appointed proxies and guests of the Board of Directors and management.

Your vote is very important.  Whether or not you expect to attend the Meeting, please read the enclosed Proxy Statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided, or follow the procedures on the proxy card to vote your shares electronically, so that your shares will be represented.  If you attend the Meeting and are a stockholder of record, or hold a legal proxy from your bank or broker, you may vote in person even if you have previously submitted a proxy. In any event, a stockholder of record may revoke a previously submitted proxy at any time before it is exercised at the Meeting.

On behalf of the Board of Directors, management and all of the employees of Central Federal Corporation, thank you for your continued interest and support.

Sincerely yours,

Timothy T. O’Dell

President and Chief Executive Officer

* IMPORTANT NOTICE:  We presently intend to hold the Meeting in person.  However, we are sensitive to the public health and travel concerns of our stockholders and the protocols that federal, state and local governments may impose or recommend in light of the coronavirus (COVID-19) pandemic.  In the event it is not possible or advisable to hold the Meeting in person and/or at the scheduled location, we will announce alternative arrangements for the Meeting, which may include holding the Meeting at a different location or solely by means of remote communication (i.e., a virtual meeting).  We will announce any alternative arrangements promptly in advance of the Meeting, and stockholders are encouraged to monitor our website at http://investor.cfbankonline.com/News and the filings we make with the Securities and Exchange Commission for any updates regarding the Meeting.  If you are planning to attend the Meeting in person, please check our website prior to the Meeting date.  As always, we encourage stockholders to vote their shares prior to the Meeting.

CENTRAL FEDERAL CORPORATION

7000 N. High Street

Worthington, Ohio 43085

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 27, 2020

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Central Federal Corporation (the “Company”) will be held at the New Albany County Club, 1 Club Lane, New Albany, Ohio 43054, on Wednesday, May 27, 2020, at 10:00 a.m., local time, for the following purposes:

1.	To elect two (2) Directors to serve for terms of three (3) years each;
2.	To consider and vote upon a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;
3.	To ratify the appointment of BKD LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020;
4.

To consider and vote upon a proposal to approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to authorize a new class of Non-Voting Common Stock, par value $0.01 per share (the “Non-Voting Common Stock”);

5.

To consider and vote upon a proposal to approve, for purposes of NASDAQ Marketplace Rule 5635(d), the issuance of shares of the Company’s Common Stock upon the conversion of the Company’s Non-Voting Common Stock, if approved at the Meeting, or the Company’s Non-Voting Convertible Perpetual Preferred Stock, Series C, par value $0.01 per share (the “Series C Preferred Stock”);

6.

To consider and vote upon a proposal to adjourn the Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Meeting to approve Proposal 4 or Proposal 5; and

7.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

Record holders of the Common Stock of the Company at the close of business on April 13, 2020 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) of the Meeting.  A list of stockholders entitled to vote will be available for examination by any stockholder at the Meeting and for the ten days preceding the Meeting during ordinary business hours at Central Federal Corporation, 7000 N. High Street, Worthington, Ohio 43085.

Included with this Notice are the Company’s Proxy Statement for the Meeting, a form of proxy card and the Company’s 2019 Annual Report to Stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 27, 2020:  The Company’s Proxy Statement for the Meeting, the form of proxy card and the Company’s 2019 Annual Report to Stockholders are available at http://CFBankonline.com.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy T. O’Dell

President and Chief Executive Officer

Worthington, Ohio

April 22, 2020

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM.  PLEASE READ THE ENCLOSED PROXY MATERIALS AND FOLLOW THE PROCEDURES ON THE PROXY CARD TO VOTE YOUR SHARES ELECTRONICALLY, OR SIGN AND RETURN THE PROXY CARD IN THE SELF-ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CENTRAL FEDERAL CORPORATION

7000 N. High Street

Worthington, Ohio 43085

(614) 334-7979

cfbankonline.com

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2020

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Central Federal Corporation (the “Company,” “we,” “us” or “our”) of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the New Albany County Club, 1 Club Lane, New Albany, Ohio 43054, at 10:00 a.m., local time, on May 27, 2020, and at any adjournment(s) thereof.*  Your vote is very important.  This Proxy Statement, the accompanying proxy card and the Company’s 2019 Annual Report to Stockholders are being first sent or given on or about April 22, 2020 to stockholders of record of the Company as of the close of business on April 13, 2020 (the “Record Date”).  The Board of Directors encourages you to read this Proxy Statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting.

This Proxy Statement, the form of proxy card and the Company’s 2019 Annual Report to Stockholders are also available at http://CFBankonline.com.

ATTENDING THE MEETING AND VOTING PROCEDURES

WHO MAY ATTEND THE MEETING?

If you are a stockholder as of the close of business on the Record Date (referred to as a “stockholder of record”), you are entitled to attend the Meeting.  Please note, however, that if you hold your shares in “street name” (i.e., you are a beneficial owner of shares of the Company’s Common Stock that are held by a broker, bank or other nominee), you will need proof of ownership to be admitted to the Meeting.  See “HOW DO I VOTE” and “Must I VOTE BY proxy or may I vote in person at the annual meeting?” for additional information.

To obtain directions to attend the Meeting and vote in person, please call Barb Pyke at (614) 318-4669.

WHO IS ENTITLED TO VOTE?

You are entitled to vote your shares of the Company’s Common Stock if the Company’s records show that you held your shares as of the close of business on the Record Date.  As of the close of business on the Record Date, a total of 5,328,697 shares of Common Stock of the Company were outstanding and entitled to vote.  Each share of the Company’s Common Stock entitles the holder thereof to one vote on each matter presented at the Meeting, except as described below.

* IMPORTANT NOTICE:  We presently intend to hold the Meeting in person.  However, we are sensitive to the public health and travel concerns of our stockholders and the protocols that federal, state and local governments may impose or recommend in light of the coronavirus (COVID-19) pandemic.  In the event it is not possible or advisable to hold the Meeting in person and/or at the scheduled location, we will announce alternative arrangements for the Meeting, which may include holding the Meeting at a different location or solely by means of remote communication (i.e., a virtual meeting).  We will announce any alternative arrangements promptly in advance of the Meeting, and stockholders are encouraged to monitor our website at http://investor.cfbankonline.com/News and the filings we make with the Securities and Exchange Commission for any updates regarding the Meeting.  If you are planning to attend the Meeting in person, please check our website prior to the Meeting date.  As always, we encourage stockholders to vote their shares prior to the Meeting.

As provided in the Certificate of Incorporation, a person (either a natural person or an entity) who, as of the close of business on the Record Date, beneficially owned, either directly or indirectly, a total number of shares of the Company’s Common Stock in excess of 10% of the total outstanding shares of the Company’s Common Stock (the “10% limit”) is not entitled to vote any of such person’s shares in excess of the 10% limit, and those shares in excess of the 10% limit are not treated as outstanding for voting purposes.  For purposes of calculating the 10% limit, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person.  The Certificate of Incorporation authorizes the Board of Directors to (i) make all determinations necessary to implement and apply the 10% limit, including determining whether persons are acting in concert, and (ii) demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.  As of the Record Date, the Company was not aware of any person who beneficially owned more than 10% of the Company’s outstanding Common Stock.

HOW DO I VOTE?

If you are a stockholder of record, you may vote (i) by attending the Meeting and voting in person, (ii) by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope or (iii) by following the procedures on the proxy card to vote your shares electronically.  If you hold your shares through a broker, bank or other nominee, you are considered to hold your shares in “street name,” and you will receive separate instructions from your bank, broker or other nominee describing how to vote your shares.  Please note that if you hold your shares in street name and wish to vote those shares in person at the Meeting, you will need to obtain a “legal proxy” from the broker, bank or other nominee that holds those shares for you.

Must I VOTE BY proxy or may I vote in person at the annual meeting?

If you are a stockholder of record, you may attend and vote in person at the Meeting.  To be admitted at the Meeting, you may need to present personal photo identification.  If your shares are held in street name, you must present personal photo identification and proof of stock ownership to be admitted to the Meeting.  A copy of your account statement or a letter from your broker, bank or other institution reflecting the number of shares of Common Stock you owned as of the Record Date will constitute adequate proof of stock ownership for admission to the Meeting.  In order to vote your shares held in street name at the Meeting, you also will need to obtain and bring with you to the Meeting a legal proxy from your broker, bank or other institution in whose name your shares are held.

HOW WILL MY SHARES BE VOTED?

Shares of the Company’s Common Stock which are represented by properly executed proxy cards that are received prior to the Meeting, and not subsequently revoked, will be voted by your proxies in accordance with your instructions.  If you submit a valid proxy card prior to the Meeting but do not provide voting instructions, your proxies will vote your shares as recommended by the Board of Directors, except in the case of broker non-votes where applicable, as follows:

•	“FOR” the election as Directors of the Company of the two (2) nominees listed below under the heading “PROPOSAL 1 – ELECTION OF DIRECTORS”;
•	“FOR” the non-binding advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement;
•	“FOR” the ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020;
•	“FOR” the approval of an amendment to the Company’s Certificate of Incorporation to authorize the Non-Voting Common Stock;
•

“FOR” the approval, for purposes of NASDAQ Marketplace Rule 5635(d), of the issuance of shares of the Company’s Common Stock upon conversion of the Company’s Non-Voting Common Stock, if approved at the Meeting, or the Company’s Series C Preferred Stock; and

•

“FOR” the approval of the adjournment of the Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Meeting to approve Proposal 4 and/or Proposal 5.

If any other matters are properly presented for voting at the Meeting, the persons appointed as proxies will vote on those matters, to the extent permitted by applicable law, in accordance with their best judgment.  No appraisal or dissenters’ rights exist for any action proposed to be taken at the Meeting.

If a beneficial owner does not provide appropriate voting instructions to any broker or other nominee holding the shares of Common Stock of such beneficial owner in street name, the stock exchange rules and regulations applicable to brokers and other nominees allow them to vote such shares on “routine” matters without instructions from the beneficial owner.  If a proposal is considered a “non-routine” matter, the broker or other nominee may vote the shares of Common Stock held in street name on the proposal only if the beneficial owner of such shares has provided voting instructions.  A broker non-vote occurs when the broker or other nominee is unable to vote on a proposal because the proposal is considered a “non-routine” matter and the beneficial owner does not provide appropriate voting instructions.

Of the proposals to be presented at the Meeting, only the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3) qualifies as a “routine” matter.  Each of the other proposals (Proposals 1, 2, 4, 5 and 6) is considered a “non-routine” matter and, therefore, your broker may vote on these matters only if you provide voting instructions. Accordingly, it is important that you provide instructions to your broker.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

You may revoke your proxy at any time before the vote is taken at the Meeting.  To revoke your proxy, you must take one of the following actions: (i) advise the Corporate Secretary of the Company in writing of the revocation of your proxy before your shares have been voted at the Meeting; (ii) deliver to the Company another proxy that bears a later date; or (iii) attend the Meeting and vote your shares in person.  Attendance at the Meeting will not, by itself, revoke your proxy.  The last-dated proxy you submit (by any means) will supersede any previously submitted proxy. If you have instructed your broker, bank or nominee to vote your shares, you must follow the directions received from your broker, bank or nominee to revoke a previously delivered proxy.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

A quorum exists if a majority of the outstanding shares of Common Stock entitled to vote at the Meeting (after subtracting any shares in excess of the 10% limit) is present in person or represented by proxy at the Meeting. The Meeting will be held if a quorum exists at the Meeting.  If you return valid proxy instructions or attend the Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes of determining a quorum.  If there are not sufficient shares present or represented by proxy at the Meeting to constitute a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

The following describes the required vote on each proposal so long as a quorum is present at the Meeting.

•     Proposal 1 – Election of Directors

Under Delaware law and the Company’s Amended and Restated Bylaws (the “Bylaws”), Directors are elected by a plurality of the votes cast.  This means that the two (2) nominees receiving the greatest number of votes “FOR” election will be elected as Directors.  Shares as to which the authority to vote is withheld and broker non-votes will not affect whether a nominee has received sufficient votes to be elected.

•   Proposal 2 – Non-Binding Advisory Resolution to Approve the Compensation of the Company’s Named Executive Officers

Under the Bylaws, the affirmative vote of a majority of the votes cast is required to approve the non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement.  Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

•    Proposal 3 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

Under the Bylaws, the affirmative vote of a majority of the votes cast is required to ratify the appointment of BKD LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.  Abstentions will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

•    Proposal 4 – Proposal to Amend the Company’s Certificate of Incorporation to Authorize Non-Voting Common Stock

Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote on Proposal 4 is required to approve the proposed amendment to the Company’s Certificate of Incorporation to authorize the Non-Voting Common Stock.  Failure to execute and return a proxy card or otherwise to vote at the Meeting will have the same effect as a vote “AGAINST” the proposal, and abstentions will also be counted as votes “AGAINST” this proposal. However, broker non-votes will not be counted as shares entitled to vote on this proposal and, therefore, will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

•    Proposal 5 – Proposal to Approve the Issuance of the Company’s Common Stock for Purposes of NASDAQ Marketplace Rule 5635(d)

Under NASDAQ Marketplace Rule 5635(d), the affirmative vote of a majority of the votes cast is required to approve the issuance of shares of the Company’s Common Stock upon the conversion of the Non-Voting Common Stock, if approved at the Meeting, or the Series C Preferred Stock.  Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

•    Proposal 6 – Proposal to Adjourn the Meeting for the Solicitation of Additional Proxies

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve the proposal to adjourn the Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Meeting to approve Proposal 4 or Proposal 5.  Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

WHO WILL COUNT THE VOTE?

Broadridge Financial Solutions, Inc. (“Broadridge”), a servicing company for the financial industry, will tally the votes at the Meeting, which will be certified by an inspector of elections.  The Board of Directors has designated John W. Helmsdoerfer, Executive Vice President and Chief Financial Officer of the Company, to act as the inspector of elections for the Meeting.  Mr. Helmsdoerfer is an officer of the Company and an officer and employee of the Company’s wholly-owned operating subsidiary, CFBank, National Association (“CFBank”).

IS THE BOARD OF DIRECTORS AWARE OF ANY OTHER MATTERS THAT WILL BE PRESENTED AT THE ANNUAL MEETING?

The Company’s Board of Directors is not aware of any other matters to be presented at the Meeting.  If any matters not described in this Proxy Statement are properly presented at the Meeting, the persons named in the proxy card will use his or her best judgment to determine how to vote your shares.

WHO PAYS THE COST OF PROXY SOLICITATION?

The Company will pay the costs of preparing, printing and mailing/delivering this proxy statement, the accompanying proxy card, the Company’s 2019 Annual Report to Stockholders and other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Company’s Board of Directors, other than the Internet access charges incurred by a stockholder when voting electronically.  Although we are soliciting proxies by mailing these proxy materials to our stockholders, the directors, officers and employees of the Company and of our subsidiary, CFBank, may also solicit proxies by further mailing, personal contact, telephone or electronic mail without receiving any additional compensation for such solicitations.  Arrangements will also be made with brokerage firms, financial institutions and other nominees that are record holders of shares of Common Stock of the Company for the forwarding of solicitation materials to the beneficial owners of such shares.  The Company will reimburse these brokers, financial institutions and other nominees for their reasonable out-of-pocket costs incurred in sending proxy materials to the beneficial owners of the Company’s Common Stock.

We have retained Laurel Hill Advisory Group, LLC, a proxy solicitation firm, to assist us in soliciting proxies for the Meeting at an anticipated cost of approximately $6,000, plus certain out-of-pocket expenses.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions concerning this proxy solicitation, or the proposals to be considered at the Meeting, please call Timothy T. O’Dell, President and Chief Executive Officer, at (614) 334-7979.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on May 27, 2020:

The Company’s Proxy Statement for the Annual Meeting, the form of proxy card and the Company’s 2019 Annual Report to Stockholders are available at http://CFBankonline.com.

CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

The Board of Directors of the Company has determined that each of the following directors of the Company is “independent” as that term is defined by applicable listing standards of the NASDAQ Marketplace Rules and by applicable rules of the Securities and Exchange Commission (the “SEC”): Thomas P. Ash, Edward W. Cochran, James Frauenberg II, Robert E. Hoeweler, Robert H. Milbourne, John T. Pietrzak and David L. Royer.  Timothy O’Dell does not qualify as “independent” as a result of serving as the President and Chief Executive Officer of the Company and CFBank during 2019.

The NASDAQ independence definition includes a series of tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company and its subsidiaries.  As required by the NASDAQ Marketplace Rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director.  In making these determinations, the Board of Directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and CFBank, including those described under the heading “Certain Relationships and Related Party Transactions” beginning on page 9 of this Proxy Statement.

BOARD LEADERSHIP STRUCTURE

The Company’s current Chairman, Robert E. Hoeweler, has served in this capacity since August 24, 2012.  Mr. Hoeweler has extensive experience in the banking industry and intimate familiarity with the operations of financial institutions. As a result, he is able to provide unique insights as Chairman that are valuable to the Board in determining and overseeing the strategic direction of the Company.

Currently, the Board of Directors has placed the responsibilities of Chairman with an “independent” member of the Board, which we believe provides strong accountability between the Board and our management team.  Our Chairman is responsible for providing leadership to the Board of Directors and facilitating communication among the directors, setting the Board meeting agendas in consultation with the President and Chief Executive Officer, and presiding at Board meetings.  The Chairman also actively oversees the activities and controls of the Company and CFBank. This delineation of duties between the Chairman and the President and Chief Executive Officer allows the Company’s President and Chief Executive Officer to focus his attention on managing the day-to-day business of the Company and CFBank.  We believe this structure provides strong leadership for our Board while positioning our President and Chief Executive Officer as the leader of the Company in the eyes of our customers, employees, stockholders and other stakeholders.

The Board also believes that the Company and its stockholders are best served by a Board that has the flexibility to establish and change the Board’s leadership structure from time to time to fit the needs of the Company.  Pursuant to the Company’s Corporate Governance Guidelines, the Board of Directors has the power and authority to combine or separate the positions of Chairman and President/Chief Executive Officer.  Thus, from time to time, the Board may consider combining the roles of President/Chief Executive Officer and Chairman, and/or appointing a Lead Independent Director.  These decisions will be dependent upon the needs of the Company at that time, including the composition of the Board and the availability, willingness and qualifications of candidates to serve as Chairman and/or Lead Independent Director, as well as other factors.

BOARD ROLE IN RISK OVERSIGHT

The Board of Directors has overall responsibility for consideration and oversight of risks facing the Company and CFBank and is responsible for ensuring that material risks are identified and managed appropriately.  The Board delegates to its committees certain risk management oversight responsibilities related to their specific areas of responsibility.  The Audit Committee is responsible for overseeing financial risk exposure and the steps management is taking to monitor and control such exposure.  The Compensation and Management Development Committee oversees the management of risks arising from our compensation programs, policies and practices for our executives and employees that would be reasonably likely to have a material adverse effect on the Company.   The Corporate Governance and Nominating Committee oversees risks related to corporate governance, including those related to performance and composition of the Board and the independence of Board members.  Directors discuss risk and risk mitigation strategies with management within these committees.  All risk oversight discussions are included in committee and other reports to the full Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company holds regular meetings and special meetings as may be called from time to time in accordance with the Bylaws.  During 2019, the Company’s Board of Directors held twelve (12) meetings. The Board of Directors of CFBank has the same composition as the Board of the Company and holds regular meetings monthly and any special meetings as may be called from time to time in accordance with the Bylaws of CFBank.  During 2019, CFBank’s Board of Directors held twelve (12) meetings.  No director during the period he served in 2019 attended less than 75% of the Company’ Board meetings and any committees on which he served.

The Board’s principal standing committees during 2019 were the Audit Committee, the Compensation and Management Development Committee, and the Corporate Governance and Nominating Committee.  Information regarding the functions of the Board’s committees, their present membership and the number of meetings held by each committee during fiscal 2019 is set forth below.  All committees operate under formal written charters adopted by the Board of Directors.  The charters of the Audit Committee, the Compensation and Management Development Committee and the Corporate Governance and Nominating Committee are available in the Investor Relations section of our website at http://CFBankonline.com.

AUDIT COMMITTEE.  The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility relating to the integrity of our consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the annual independent audit of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit function and of our independent registered public accounting firm, and any other areas of potential financial risk to the Company as specified by the Board.  The Audit Committee also is responsible for the appointment, retention and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by the independent registered public accounting firm, and for the review and approval, on an ongoing basis, of all related-party transactions for potential conflict-of-interest situations.  The Audit Committee Report appears on page 37 of this Proxy Statement.

During 2019, the Audit Committee held eleven (11) meetings.  The following directors currently serve as members of the Audit Committee:

Audit Committee Members
Thomas P. Ash (Chair)
Edward W. Cochran
James H. Frauenberg II
Robert H. Milbourne

Each director who currently serves on the Audit Committee qualifies, and each director who served as a member of the Audit Committee during 2019 qualified, as “independent” under the standards set forth in the NASDAQ Marketplace Rules and Rule 10A-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).  None of such members of the Audit Committee has participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years, and all of such members are able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement. The Board has also determined that Thomas P. Ash, the Chair of the Audit Committee, qualifies as an “audit committee financial expert” under applicable regulations of the Securities and Exchange Commission (the “SEC”).

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE.  The Compensation and Management Development Committee (the “Compensation Committee”) has overall responsibility for reviewing, evaluating and approving the director, officer and employee compensation plans, policies and programs of the Company and CFBank.  The Compensation Committee is responsible for administering our equity compensation plans and for establishing, in consultation with executive management, the Company’s general compensation philosophy and overseeing the development and implementation of executive compensation programs.

During 2019, the Compensation Committee held four (4) meetings.  The following directors currently serve as members of the Compensation Committee:

Compensation Committee Members
Robert E. Hoeweler (Chair)
Robert H. Milbourne James H. Frauenberg II Edward W. Cochran

Each director who currently serves on the Compensation Committee qualifies, and each director who served as a member of the Compensation Committee during 2019 qualified, as “independent” under the standards set forth in the NASDAQ Marketplace Rules.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.  The Corporate Governance and Nominating Committee is responsible for identifying qualified director candidates and recommending to the Board of Directors the director nominees for election, nomination or appointment to the Board.  The Corporate Governance and Nominating Committee considers nominees in the context of standards codified in its charter and in the Board’s Corporate Governance Guidelines.  The Committee also provides oversight on matters involving the size, composition and operation of the Board, including in the areas of committee membership and committee chairpersons.  The Committee also leads the Board in its annual review of the Board’s performance.  The Corporate Governance and Nominating Committee is authorized to employ professional search firms to assist in identifying potential director candidates with the desired skills and disciplines for election, nomination or appointment to the Board of Directors.  No such firms were engaged or otherwise utilized during 2019. The full Board of Directors exercises authority over the final approval of director candidates for election, nomination or appointment to the Board of Directors, based on the recommendation of the Corporate Governance and Nominating Committee.

During 2019, the Corporate Governance and Nominating Committee held one (1) meeting.  The following directors currently serve as members of the Corporate Governance and Nominating Committee:

Corporate Governance and Nominating Committee Members
Edward W. Cochran (Chair)
Robert E. Hoeweler
David L. Royer

Each director who currently serves on the Corporate Governance and Nominating Committee qualifies, and each director who served as a member of the Corporate Governance and Nominating Committee during 2019 qualified, as “independent” under the standards set forth in the NASDAQ Marketplace Rules.

NOMINATING PROCEDURE

The Corporate Governance and Nominating Committee recommends candidates, including incumbents, for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s Certificate of Incorporation and Bylaws. Nominations are based on the criteria the Corporate Governance and Nominating Committee deems appropriate and consistent with the standards set forth in the Board’s Corporate Governance Guidelines.  Criteria considered by the Board may include the following: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole. The Company does not have a formal policy that requires the consideration of diversity in identifying nominees for election to the Board of Directors.  However, the Company’s Corporate Governance Guidelines provide for the Corporate Governance and Nominating Committee to consider diversity of viewpoints, backgrounds, experiences and demographics as one of the primary factors in identifying and recommending qualified candidates for Board membership. Nominations received from stockholders are considered and evaluated using the same criteria as all other nominations.

Nominations, other than those made by the Board of Directors after its review of the recommendations of the Corporate Governance and Nominating Committee, must be made by timely notice in writing to the Corporate Secretary as set forth in the Company’s Bylaws.  In general, to be timely, a stockholder’s notice must be received by the Company not less than ninety (90) days before the date of the scheduled annual meeting; however, if less than one hundred (100) days’ notice or prior disclosure of the date of the scheduled annual meeting is given by the Company, the stockholder has until the close of business on the tenth (10th) day following the day on which notice or prior disclosure of the date of the scheduled annual meeting was made.  The stockholder’s notice must include:

(i)	As to each person whom a stockholder proposes to nominate for election or re-election as a director:

•

All information relating to the proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(ii)	As to the stockholder giving the notice:

•	The name and address of the stockholder as they appear on the Company’s books; and
•	The class and number of shares of the Company’s capital stock that are beneficially owned by the stockholder.

The description above is a summary of the Company’s nominating process.  Any stockholder wishing to propose a director nominee to the Company must comply in full with the applicable procedures and requirements set forth in the Company’s Bylaws, the SEC’s proxy rules and Delaware law.

QUALIFICATIONS OF DIRECTORS

The Board of Directors has codified certain standards for directors in its Corporate Governance Guidelines.  These guidelines provide that the Board of Directors should encompass, among other things, a diverse range of viewpoints, backgrounds, experiences and demographics sufficient to build a Board that is effective, collegial and responsive to the Company’s operations and interests.  The Corporate Governance Guidelines also provide that Board membership should be based on judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business as well as on business or other relevant experience.  Further, consistent with the NASDAQ Marketplace Rules, these guidelines provide that at all times a majority of the Board must be “independent” as defined from time to time by the listing requirements of NASDAQ and any specific requirements established by the Board.  Each director also is expected to:

•	provide loyalty, direction and oversight to the business and management of the Company;
•	establish strategic direction of the Company;
•	exercise business judgment in the best interests of the Company;
•

possess sufficient familiarity with the Company’s principal operational and financial objectives and plans to ensure active and effective participation in the deliberations of the Board of Directors and each committee on which the director serves; and

•	possess the capacity to obtain a basic understanding of the Company’s results of operations and financial condition.

The Corporate Governance Guidelines are posted in the Investor Relations section of the Company’s website at http://CFBankonline.com.

CODE OF ETHICS AND BUSINESS CONDUCT

The Board of Directors has adopted a Code of Ethics and Business Conduct, which applies to all of our directors, officers and employees, including directors, officers and employees of CFBank and other subsidiaries.  Our Code of Ethics and Business Conduct is posted in the Investor Relations section of our website at http://CFBankonline.com.

BOARD MEMBER ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances.  All of our then-current directors attended last year’s annual meeting of stockholders with the exception of Mr. O’Dell, who was absent due to his daughter’s high school graduation.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors has adopted a process by which stockholders and other interested parties may communicate with the Board, any individual director or any committee chair by e-mail or regular mail.  Communications by e-mail should be sent to bobhoeweler@CFBankmail.com. Communications by regular mail should be sent to the attention of the Board of Directors;

any individual director by name; Chair, Audit Committee; Chair, Compensation and Management Development Committee; or Chair, Corporate Governance and Nominating Committee, c/o Corporate Secretary, Central Federal Corporation, 7000 N. High Street, Worthington, Ohio 43085.  Management will pass on all communications received to the appropriate director or directors without any screening.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Audit Committee is responsible for reviewing and overseeing policies designed to identify transactions with “related persons,” including directors, executive officers and beneficial owners of more than 5% of the Company’s capital stock and the immediate family members of any of the foregoing, that are material to the Company’s consolidated financial statements or otherwise require disclosure under applicable rules adopted by the SEC, including those transactions required to be disclosed under Item 404 of SEC Regulation S-K, or the rules of any other appropriate regulatory agency or body.  All such transactions must be approved in advance by the Audit Committee. In addition, under the terms of the Company’s Code of Business Conduct and Ethics, the Audit Committee is responsible for reviewing and overseeing all actions and transactions which involve the personal interest of a director or executive officer of the Company and determining in advance whether any such action or transaction represents a potential conflict of interest.  Further, under the terms of CFBank’s Insider Trading Policy and Affiliate Credit and Regulation O Policy, all loans made to directors or executive officers of the Company or one of our subsidiaries must be reported to the Senior Credit Officer and the Compliance Officer. All such related party loans must conform to the Company’s credit policy. To the extent any transaction represents an ongoing business relationship with the Company or any of our subsidiaries, such transaction must be reviewed annually and be on terms no more favorable than those which would be usual and customary in similar transactions between unrelated persons dealing at arm’s length.

On an annual basis, each director and each executive officer of the Company must complete a Directors’ and Officers’ questionnaire which requires disclosure of any transaction, arrangement or relationship with the Company and/or any of our subsidiaries since the beginning of the last fiscal year in which the director or executive officer, or any member of his or her immediate family, has or had a direct or indirect interest. As a part of its review process, CFBank compares information to track originations of any new loans for a director or an executive officer, or any member of his or her immediate family, and reconciles all then-current account information to ensure the data has been gathered and recorded accurately.

Loan Transactions with CFBank

CFBank policy and the laws and regulations governing insured financial institutions require that any and all loans or extensions of credit made by CFBank to executive officers, directors or their immediate family members, must (i) be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to CFBank, (ii) not involve more than the normal risk of collectability and (iii) not present any other unfavorable features.  In addition, loans made to a director or executive officer may not exceed an amount which, when aggregated with the amount of all other loans to such person and his or her related interests, is equal to 15 percent of CFBank’s unimpaired capital and unimpaired surplus in the case of loans not fully secured, and an additional 10 percent of CFBank’s unimpaired capital and unimpaired surplus with respect to loans that are fully secured. All loans outstanding to such related persons totaled $6,113,178 at December 31, 2019 and $3,671,768 at December 31, 2018, and were performing in accordance with their terms at such dates.

Private Placement

On October 31, 2019, the Company issued and sold (i) 849,615 shares of the Company’s Common Stock at a purchase price of $12.00 per share and (ii) 12,337 shares of the Company’s Series C Preferred Stock at a purchase price of $1,200.00 per share, in a private placement pursuant to a Securities Purchase Agreement, dated October 25, 2019 (the “Securities Purchase Agreement”), among the Company, Castle Creek Capital Partners VII, L.P. (“Castle Creek”) and certain other accredited investors party thereto (together with Castle Creek, collectively, the “Investors” and, each, an “Investor”), for gross proceeds of approximately $25 million (the “Private Placement”). As a result of the Private Placement, Castle Creek acquired 531,299 shares of the Company’s Common Stock and 11,570 of the Company’s Series C Preferred Stock. As described under the section captioned “—Description of Series C Preferred Stock” beginning on page 29 of this Proxy Statement, the Series C Preferred Stock is convertible into the Company’s Non-Voting Common Stock or the Company’s Common Stock, under certain conditions specified in the Certificate of Designations that was filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) on October 29, 2019, to designate 12,337 shares of the Company’s authorized and unissued preferred stock as Series C Preferred Stock (the “Certificate of Designations”). See the sections captioned “Proposal 4 – Approval of Amendment to the Certificate of Incorporation to Authorize the Non-Voting Common Stock” and “Proposal 5 – Approval of Issuance of Shares of Common Stock upon Conversion of Non-Voting Common Stock or Series C Preferred Stock” for additional information regarding the Non-Voting Common Stock and the Series C Preferred Stock.

Under the terms of the Securities Purchase Agreement, for so long as Castle Creek, together with its affiliates, owns in the aggregate at least 4.9% of the outstanding shares of Common Stock, Castle Creek is entitled to have one representative appointed to the boards of directors of the Company and CFBank, subject to the satisfaction of legal and regulatory requirements, or to designate one representative to attend the meetings of such boards of directors in a non-voting, non-participating observer capacity. John T. Pietrzak, a Managing Principal of Castle Creek, was appointed, effective as of November 20, 2019, to serve as the director representative for Castle Creek on the boards of directors of the Company and CFBank pursuant to the Securities Purchase Agreement. Mr. Pietrzak did not participate as an Investor in the Private Placement or have any direct or indirect interest in the Private Placement, other than his position as Managing Principal of Castle Creek.

In addition, the Securities Purchase Agreement further provides that, for so long as any Investor, together with its affiliates and any persons who share a common discretionary investment advisor with such Investor, owns at least 4.9% of the outstanding shares of Common Stock, such Investor will be entitled to certain preemptive rights if the Company makes any public or nonpublic offering or sale of any equity or any securities, options or debt that is convertible or exchangeable into equity or that includes any equity component, except for certain specified issuances of securities as equity compensation for employees, officers or directors of the Company or as full or partial consideration for certain non-financing transactions. In the event of such offering or sale, such Investor would have the right to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms as such securities are being offered or sold up to the amount of new securities in the aggregate required to enable such Investor to maintain its proportionate Common Stock equivalent interest in the Company immediately prior to any such issuance of such new securities.

Registration Rights Agreement

In connection with the closing of the Private Placement, the Company also entered into a Registration Rights Agreement, dated October 31, 2019, with Castle Creek and the other Investors (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement (and subsequent additional registration statements, as required) with the SEC to register for resale the shares of the Company’s Common Stock and the Series C Preferred Stock issued in the Private Placement and any shares of the Company’s Common Stock and Non-Voting Common Stock issuable upon conversion of the Series C Preferred Stock. The Registration Rights Agreement obligates the Company to file such registration statement no later than the second anniversary of the closing of the Private Placement and to use its reasonable best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable, but no later than the seventh trading day after the Company is notified by the SEC that such registration statement will not be reviewed or will not be subject to further review.

PROPOSAL 1 –

ELECTION OF DIRECTORS

In accordance with the Bylaws of the Company, the number of directors is currently fixed at eight. There are currently eight directors serving on the Board, with the following three directors currently serving terms that will expire at the Meeting:  Robert E. Hoeweler, Robert H. Milbourne and John T. Pietrzak.  The Corporate Governance and Nominating Committee of the Board of Directors has nominated the two directors named below for re-election as directors of the Company to serve three-year terms expiring at the annual meeting in 2023.

NOMINEES
Robert E. Hoeweler John T. Pietrzak

Because there are only two individuals nominated pursuant to the Bylaws for election as directors at the Meeting, a vacancy on the Board of Directors would exist following the Meeting.  The Corporate Governance and Nominating Committee and the Board of Directors has no present intention of appointing an additional director to fill such vacancy, and it is anticipated that the Board of Directors may take action in accordance with the Bylaws to reduce the authorized number of directors from eight to seven to eliminate such vacancy effective as of the expiration of the current director terms on the date of the Meeting.

Each nominee has consented to serve as a director if elected.  Should a nominee decline or be unable to serve, or for good cause will not serve, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees.  In this event, the proxy holders may vote your shares in their discretion for any substitute nominee proposed by the Board of Directors unless you have withheld authority.  The individuals appointed as proxies cannot vote for more than two nominees for election as directors at the Meeting.

The following sets forth information regarding each of the nominees for election as director of the Company and each of the current directors of the Company who will continue following the Meeting.  Unless otherwise indicated, each director or director nominee has held his principal occupation for more than five years.  There are no family relationships among any of the directors and executive officers of the Company.

NOMINEES

Robert E. Hoeweler has been the Chairman of the Board of the Company and CFBank since August 2012.  Since 1980 he has been the Chief Executive Officer of a diverse group of companies owned by the Hoeweler family, including manufacturing, communications, distribution, business services and venture capital entities.  He serves on the boards of a major waste management company and a large commercial bakery.  He previously has served as the Chairman of two family led businesses in financial services, a midsized community bank and a major payment processing service company.  He brings diverse business and banking skills and experience to the Company and CFBank. Age 72.  Director since August 23, 2012.

John T. Pietrzak, CFA is a Managing Principal of Castle Creek®. Mr. Pietrzak is a current board member of CNB Bank Shares, Inc. and previously served as board member of West Coast Bancorp and its wholly-owned subsidiary, West Coast Bank; Square 1 Financial and its wholly-owned subsidiary, Square 1 Bank; Intermountain Community Bancorp and its wholly-owned subsidiary, Panhandle State Bank; HCSB Financial Corporation and its wholly-owned subsidiary, Horry County State Bank; and Origin Bancorporation and its wholly owned subsidiary, Origin Bank.   Prior to joining Castle Creek®, Mr. Pietrzak was a Director at Levi Strauss & Co. where he led a team responsible for forecasting demand for the Dockers brand. He was also a Senior Manager of Finance at Levi’s. Prior to that, he worked at Diamond Strategy and Technology Consultants, where he assisted clients in developing and implementing strategies in the wireless data industry. Mr. Pietrzak began his career at Sara Lee Corporation where he held positions in a variety of functional areas. Mr. Pietrzak holds a Bachelor of Science in Accounting from Indiana University and an M.B.A. from The Wharton School at the University of Pennsylvania and is a CFA charter holder.  John brings significant financial, investment and business experience as well as extensive board experience with both public and private companies, including financial institutions, that are valuable to the Company and CFBank.  Age 48.  Director since November 20, 2019.

CONTINUING DIRECTORS

Thomas P. Ash was Director of Governmental Relations at the Columbus, Ohio-based Buckeye Association of School Administrators (BASA) from August 2005 to October 2019.  Prior to that time, Mr. Ash was Superintendent of Schools, Mid-Ohio Educational Service Center in Mansfield, Ohio from January 2000 through July 2005.   Mr. Ash was the Superintendent of Schools, East Liverpool City School District in East Liverpool, Ohio from August 1984 to December 1999.  As Superintendent at Mid-Ohio Educational Service Center and East Liverpool City School District, his experience included financial reporting and analysis, supervising and directing financial staff members, implementing and complying with U.S. generally accepted accounting principles (GAAP) reporting requirements, and developing internal controls.  Mr. Ash’s public-sector and advocacy experience, both on the local level in Columbiana County and on the state level, lends a perspective unique to the Board of Directors. Following his retirement from BASA, he accepted a position as a part-time consultant with K-12 Business Consulting, which provides financial forecasting and chief executive officer searches for Ohio school districts.   Age 70.  Term expires in 2022.  Director since 1985.

Edward W. Cochran has been engaged in the practice of law for 45 years since graduating from Columbia University Law School in 1975.  He holds an undergraduate degree from Harvard University, where he was a Harvard National Scholar.  Mr. Cochran is admitted to practice before the United States Supreme Court, as well as the courts of Ohio, the U.S. District Court for the Northern District of Ohio, and the United States Circuit Courts of Appeal for the Second, Third, Sixth, Seventh and Ninth Circuits.  In addition, Mr. Cochran is involved in various business interests and is a successful investor.  Mr. Cochran has strong relationships in Cleveland and brings a valuable legal perspective and regulatory understanding to the Company and CFBank. Age 70.  Term expires in 2021. Director since December 19, 2012.

James H. Frauenberg, II has been the principal owner of Addison Holdings, LLC since 2007, where he has been active in opening/owning new franchises for multiple retail chains including Five Guys Burgers and Fries and Flip Flop Shops.  He was the Senior Vice President with Checksmart Financial in Dublin, Ohio from 1995 to 2008.  Mr. Frauenberg’s strong financial and entrepreneurial skills bring a high level of insight and judgment to the Company and CFBank.  Age 44.  Term expires in 2022.  Director since August 23, 2012.

Timothy T. O’Dell has been the CEO and a Director of CFBank and the Company since August 2012.  Prior to joining CFBank in 2012, Mr. O’Dell owned and operated a consulting and business investment company specializing in providing advisory services to a number of privately held enterprises in construction, health care, real estate and professional services.  Mr. O’Dell previously spent 22 years at Fifth Third Bank, and was a senior executive with Fifth Third’s Central Ohio operations for 12 of those years, concluding his tenure serving as President and Chief Executive Officer. At Fifth Third’s Central Ohio Affiliate, Mr. O’Dell also served as Executive Vice President and senior lender and managed its commercial banking and residential, commercial real estate divisions.  Previously he managed the Asset Based Lending Division for Fifth Third Bank engaged in financing growth companies and acquisition financing.  During his tenure, Fifth Third’s Central Ohio division grew by $4 billion in deposits and $5 billion in loans from organic growth and through strategic acquisitions.  Mr. O’Dell currently serves on the Foundation and audit committees of National Church Residences, a senior living management and development entity, with 340 locations in 25 states.  He also has served on the board of the Columbus Chamber of Commerce and The Ohio State University Medical Center, and he was a founding investor in the Ohio TechAngel Venture Fund.  Mr. O'Dell holds a B.B.A. from Marshall University.  Age 66.  Term expires in 2021.  Director since August 23, 2012.

David L. Royer is the Executive Vice President of Development for Continental Real Estate Companies. He is responsible for project development and capital procurement of various asset classes including apartments, student housing, office, retail and medical office property types. Previously, he served as Vice President of Finance and Development for CREC across a diverse set commercial development projects.  Prior to Continental, David served as Vice President for Fifth Third Bank in their commercial real estate group.  He earned his finance degree from Miami University (1989) and an MBA from The Ohio State University (1993).  David currently serves as a board member for Scioto Country Club, First Community Village Foundation and NAIOP of Central Ohio (a national commercial real estate development association).  David is a Past President of The Athletic Club of Columbus (2010) and NAIOP of Central Ohio (2017).  Prior board experience includes Junior Achievement of Central Ohio as well as advisory board roles for Sky Bank Central Ohio and FC Bank.  David is a member and advisor for the Columbus real estate firm, Kohr Royer Griffith, Inc.  David is also a current member of the Columbus Board of Realtors and the National Association of Realtors.  David brings extensive business experience and relationships that are valuable to the Company and CFBank.  Age 52.  Term expires in 2022.  Director since July 1, 2018.

Recommendation and Vote

Under Delaware law and the Bylaws, the two (2) nominees for election as directors of the Company who receive the greatest number of votes “FOR” election will be elected directors.  Shares represented by properly executed proxy cards that are received prior to the Meeting and not subsequently revoked will be voted “FOR” the election of the nominees listed above unless authority to vote for one or more nominees is withheld.  Stockholders may withhold authority to vote for the entire slate as nominated or may withhold the authority to vote for an individual nominee.  Shares as to which the authority to vote is withheld and broker non-votes will be counted for quorum purposes but will not be counted toward the election of directors or toward the election of the individual nominees specified on the proxy card.

The Board of Directors recommends that you vote “FOR” the re-election of each of the nominees listed above.

2019 COMPENSATION OF DIRECTORS

Members of the Board of Directors who are not also officers or employees of the Company or CFBank (“non-employee directors”) receive certain fees for their service on the Boards of Directors of the Company and CFBank.  For 2019, each non-employee member of the Board of Directors received an annual retainer, payable quarterly, in the amount of $42,000, except that (i) the Chairman of the Board of Directors received an additional retainer in the amount of $18,000, and (ii) the Chairs of the Audit and Compensation and Management Development Committees each received an additional retainer in the amount of $6,000 (prorated for service as Chair for a partial year, if applicable).  In addition, during 2019, (i) each non-employee director serving as a member of the Executive Committee of the Board of Directors also received an additional annual fee of $8,000, and (ii) each non-employee director serving as a member of the Loan Committee received an additional annual fee of $12,000.

Members of the Board of Directors are also eligible to receive restricted stock, stock options and other equity awards under the Company’s equity compensation plans.  Effective as of December 18, 2019, each of the directors of the Company was granted 3,200 shares of restricted stock under the Company’s 2019 Equity Incentive Plan, except that (i) Mr. Ash was granted an addition 600 shares of restricted stock for serving as Chairman of the Audit Committee, (ii) Mr. Hoeweler was granted an additional 1,500 shares of restricted stock for serving as Chairman of the Board of Directors and Chairman of the Compensation and Management Development Committee and (iii) Mr. Pietrzak was granted a prorated amount of 1,650 shares of restricted stock to reflect that he was appointed to the Board of Directors on November 20, 2019.  The shares of restricted stock will vest ratably over a three-year period beginning on December 18, 2020.

The following table summarizes the compensation paid to each non-employee director during the year ended December 31, 2019.

	Director Compensation for 2019
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($)	Total ($)
Thomas P. Ash	$48,000	$52,440	$2,062 (2)	$102,502
Edward W. Cochran	46,000	44,160	--	90,160
James Frauenberg II	42,000	44,160	--	86,160
Robert E. Hoeweler	83,000	64,860	--	147,860
Robert Milbourne	54,000	44,160	--	98,160
John Pietrzak (3)	7,000	22,770	--	29,770
David L. Royer	51,000	44,160	--	95,160

(1)

Reflects the aggregate grant date fair value of shares of restricted stock awarded to each non-employee director in 2019.  None of the non-employee directors received any stock option awards during 2019.

(2)	Reflects the costs associated with life insurance benefits for Mr. Ash.
(3)	Mr. Pietrzak was appointed to the Board of Directors on November 20, 2019. Director fees and awards are paid and issued to Castle Creek Advisors IV LLC on behalf of John Pietrzak.

EXECUTIVE OFFICERS

Provided below is information regarding each of the Company’s executive officers:

3
Name	Age at December 31, 2019	Position held with the Company and/or Subsidiaries

Timothy T. O’Dell	66	Chief Executive Officer of the Company and CFBank since August 2012 and President and Chief Executive Officer of the Company and CFBank since October 2015.
John W. Helmsdoerfer	61	Chief Financial Officer of the Company and CFBank since March 2013; Treasurer of the Company since March 2013.

Mr. Helmsdoerfer has been the Chief Financial Officer (“CFO”) of the Company and CFBank since March 2013.  As a Certified Public Accountant with over 39 years of financial experience, which includes Big Four public accounting and 29 years as a CFO, he has a diverse finance and operations background in addition to his financial services background.  Prior to joining CFBank, Mr. Helmsdoerfer spent 18 years with Fifth Third Bank where he held positions as both a CFO and Regional CFO for the Central Ohio affiliate and region.  He also served as CFO for Nationwide Bank and Wilmington Savings Bank during his career.  Mr. Helmsdoerfer holds a B.S.B.A degree from Miami University where he graduated cum laude.

The biography for Mr. O’Dell is included in the section entitled “PROPOSAL 1 – ELECTION OF DIRECTORS” above.

COMPENSATION OF EXECUTIVE OFFICERS

OVERVIEW OF COMPENSATION PROGRAMS

The Compensation Committee of the Board has overall responsibility for reviewing, evaluating and approving the director, officer and employee compensation plans, policies and programs of the Company and CFBank.  The Compensation Committee is responsible for administering our equity compensation plans and for establishing, in consultation with executive management, the Company’s general compensation philosophy and overseeing the development and implementation of executive compensation programs.  The responsibilities of the Compensation Committee include, but are not limited to: evaluation and approving goals and objectives relevant to compensation of the President and Chief Executive Officer and other executives; evaluating the performance of those executive officers in light of those goals and objectives; and recommending to the Board compensation policies for non-employee directors.

The Company’s compensation programs for executive officers include a base salary as the primary source of compensation. However, other forms of compensation are utilized including: bonus incentive; stock options; restricted stock; retirement plans; health and life insurance benefits; and other perquisites including car and mobile phone allowances.

The Compensation Committee regularly reviews the Company’s compensation programs to ensure that controls are in place to ensure that employees are not presented with the opportunity to take unnecessary or excessive risks that could threaten the value of the Company. The Committee reviews and approves both the Company-wide and individual performance objectives that are used to determine how incentive payments are determined. The performance metrics are based on customary financial institution performance metrics as well as peer comparisons and trend analysis.

Neither the Compensation Committee nor the Board relied upon any compensation consultants in determining or recommending the amount or form of executive or director compensation during 2019.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Company’s compensation programs are designed to provide market-relevant incentives and rewards to employees in positions of leadership who are largely responsible for the success and growth of the Company and CFBank, and to assist the Company and CFBank in attracting executives and other key employees with experience and ability.  Our compensation objectives begin with the premise that our success depends on the dedication and commitment of the employees in key management positions, and our compensation programs are intended to incentivize those employees to successfully implement our business strategy and corporate goals. We base our compensation practices on meeting the demands of the employment market, aligning the compensation of our employees with our stockholders’ interests, and driving superior performance.

Our compensation programs are designed to reward employees based upon their management responsibilities, performance levels, and their ability to create long-term value. Other considerations in the design of our compensation programs include: safe and sound operation of CFBank; management of business risk; experience levels to operate in a complex business environment; and the retention and development of incumbent executive management.  The Company’s compensation program includes an annual review and adjustment to base salary based on company-wide and individual performance objectives by which each employee’s contribution to the Company’s success is measured.

The Company believes that its incentive compensation arrangements appropriately balance risk and financial results in a manner that does not expose the Company to imprudent risk-taking.  As such, the Company’s incentive compensation arrangements take into account the risks, as well as the financial benefits, from the employee’s activities and the impact of those activities on the Company’s safety and soundness.  In addition to the compensation programs being balanced in design, the implementation is such that the actual payouts of incentive compensation may vary based on risks or risk outcomes.  Appropriate personnel have input into the process to assess the effectiveness of these processes in discouraging imprudent risk-taking.  In addition, the Company monitors performance against key measurements and reserves the flexibility to revise the payout of incentive compensation as needed to reflect risks appropriately.

COMPONENTS OF COMPENSATION

Our executive compensation program is designed to be simple, competitive and link pay to performance.  For 2019, the compensation paid to our executive officers consisted of the following components:

•	base salary;
•	restricted stock awards granted under our 2019 Equity Incentive Plan;
•	performance-based cash incentive awards under our Incentive Compensation Plan; and
•	401(k) plan matching contributions and car and mobile phone allowances for certain executive officers.

In August 2016, the Company adopted the Central Federal Corporation Incentive Compensation Plan (the “Incentive Compensation Plan”), pursuant to which the Compensation Committee is authorized to grant employees of the Company or CFBank the opportunity to earn awards of incentive compensation based on the achievement of performance objectives established by the Committee.  In connection with the Company’s performance in 2019, the Compensation Committee and the Board of Directors approved the grant of awards to Timothy O’Dell and John Helmsdoerfer under the Incentive Compensation Plan.  For additional information regarding the Incentive Compensation Plan and the awards granted thereunder, see “— Incentive Compensation Plan Information” below.

The Company and CFBank have entered into an employment agreement with each of Timothy T. O’Dell, President and Chief Executive Officer of CFBank, and John W. Helmsdoerfer, Executive Vice President and Chief Financial Officer of CFBank.  See “— Employment Agreements” below for additional information.

2019 COMPENSATION

In accordance with the rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company’s President and Chief Executive Officer and certain of its other most highly compensated executive officers of the Company for the years ended December 31, 2019 and 2018.  During the year ended December 31, 2019, the Company had two executive officers (the “named executive officers”) – Timothy T. O’Dell, President and Chief Executive Officer, and John W. Helmsdoerfer, Executive Vice President and Chief Financial Officer – who are included in the Summary Compensation Table below.

Summary Compensation Table
Name and Principal Position	Year	Salary	Stock Awards (1) ($)		Non-equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Timothy T. O'Dell	2019	$315,000	$151,800		$345,000	$21,761	$833,561
President and Chief Executive Officer	2018	$300,000	$116,950		$300,000	$24,010	$740,960

John W. Helmsdoerfer	2019	$249,375	$82,800		$205,000	$21,902	$559,077
Executive Vice President and Chief	2018	$237,500	$64,050	(4)	$160,000	$21,480	$483,030
Financial Officer
(1)

Reflects the aggregate grant date fair value of shares of restricted stock awarded to each named officer in 2019 and 2018.  No named executive officer received any stock option awards during 2019 and 2018.

(2)	Reflects cash amounts earned by the named executive officer for the applicable year under the Incentive Compensation Plan.
(3)

The amounts shown in the “All Other Compensation” column represent employer matching contributions to the 401(k) plan, car and mobile phone allowances and premiums for group term life insurance paid with respect to each named executive officer.

(4)	In connection with the Company’s performance in 2018, Mr. Helmsdoerfer was granted 5,000 shares of restricted stock on February 27, 2019, with an aggregate grant date fair value of $64,050.

EQUITY COMPENSATION PLAN INFORMATION

On May 29, 2019, the stockholders of the Company approved the Central Federal Corporation 2019 Equity Incentive Plan (the “2019 Plan”). The 2019 Plan was developed to provide incentives and rewards to those employees and directors who are largely responsible for the success and growth of the Company and its affiliates, and to assist the Company and CFBank in attracting and retaining directors, executive officers and other key employees with experience and ability.  The 2019 Plan provides for discretionary grants of stock options, stock appreciation rights and restricted stock.  Stock Options expire after ten years and vest over a three-year period; the exercise price of the options is set based upon the fair market value of our Common Stock at the date of the grant.  Shares of restricted stock vest over a three-year period beginning of the first anniversary of the grant date.

The 2019 Plan replaced the Central Federal Corporation 2009 Equity Compensation Plan (the “2009 Plan”), which was approved by the stockholders of the Company on May 21, 2009.  Similar to the 2019 Plan, the 2009 Plan provided for discretionary grants of stock options, stock appreciation rights and restricted stock.  Stock Options granted under the 2009 had 10-year expiration dates and were subject to vesting over a three-year period, and shares of restricted stock granted under the 2009 were subject to vesting over a three-year period.  The 2009 Plan terminated in accordance with its terms on March 19, 2019 and, as a result, no further awards may be granted under the 2009 Plan.

Awards for 2019 Fiscal Year

Effective as of December 18, 2019, Mr. O’Dell was granted 11,000 shares of restricted stock. The shares of restricted stock will vest ratably over a three-year period beginning on December 18, 2020.

Effective as of December 18, 2019, Mr. Helmsdoerfer was granted 6,000 shares of restricted stock.  The shares of restricted stock will vest ratably over a three-year period beginning on December 18, 2020.

Outstanding Equity Awards at Fiscal Year End

The following table shows information regarding equity awards outstanding to our named executive officers as of December 31, 2019.  All outstanding equity awards were granted under the 2009 Plan and the 2019 Plan.

Outstanding Equity Awards at Fiscal Year-End for 2019
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[1]	Market Value of Shares or Units of Stock That Have Not Vested ($)

Timothy T. O'Dell	9,090	-	$7.87	10/16/23	-	$-
	9,090	-	$6.99	12/19/22	-	$-
					20,332	$283,631

John Helmsdoerfer	5,454	-	$7.87	10/16/23	-	$-
	5,454	-	$8.25	03/20/23	-	$-
					12,272	$171,194

(1) The unexercisable Restricted Stock Awards as of December 31, 2019 have a vesting date or will vest as follows:
Date	Mr. O'Dell	Mr. Helmsdoerfer
2/27/20	-	1,667
12/18/20	3,667	2,000
12/19/20	3,333	-
12/20/20	2,666	1,272
2/27/21	-	1,667
12/18/21	3,667	2,000
12/19/21	3,333	-
2/27/22	-	1,666
12/18/22	3,666	2,000
	20,332	12,272

Incentive Compensation Plan INFORMATION

On August 11, 2016, the Company adopted the Incentive Compensation Plan to enable it to attract and retain skilled employees, increase organizational and employee performance, promote employee retention, and allow personnel costs to vary along with revenues, all while appropriately balancing risk and financial rewards.

Under the Incentive Compensation Plan, the Compensation Committee is authorized to select the employees of the Company or any of its wholly-owned subsidiaries who are eligible to participate.  Under the Incentive Compensation Plan, designated employees are given the opportunity to earn awards of incentive compensation if the Company or CFBank achieves various performance objectives established by the Compensation Committee.

Pursuant to the Incentive Compensation Plan, designated employee participants may earn incentive compensation based on the satisfaction of corporate and/or strategic performance objectives over a prescribed performance period.  For each performance period, the Committee shall establish: (a) performance objectives used to determine the amount payable to each participant; (b) the requisite level of achievement of the performance objectives (which may include threshold, target and maximum levels); (c) the method for determining the amount payable based on the achievement of the performance objectives; and (d) any other terms and conditions.

The performance criteria that the Committee may use to establish awards under the Incentive Compensation Plan include earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis); return on equity; return on assets; revenues; expenses or expense levels; one or more capital or operating ratios; stock price; stockholder return; market share;

cash flow; capital expenditures; net borrowing, debt, leverage levels or debt ratings; strategic objectives (including, mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions); net asset value per share; growth in deposits or assets; asset or credit quality; economic value added; regulatory compliance; or such other measures as the Board may select from time to time.

In order to receive a payment of incentive compensation under the Incentive Compensation Plan, a participant must remain employed on the payment date.  However, if a participant’s employment is terminated prior to the payment date due to death, disability or retirement (as defined in the Incentive Compensation Plan), the participant may receive a prorated payment.

2019 Incentive Compensation Plan Awards

On April 12, 2019, the Compensation Committee approved the establishment of 2019 awards (the “2019 incentive awards”) to Timothy O’Dell and John Helmsdoerfer under the Incentive Compensation Plan.  The 2019 incentive awards permitted the employees selected as participants to earn a specified “target” percentage of the incentive pool based upon the satisfaction of certain performance objectives over a one-year performance period ending on December 31, 2019. The maximum incentive award that could be earned by each participant was an amount equal to 110% and 100%, for Timothy O’Dell and John Helmsdoerfer, respectively, of such participant’s base compensation.  The amount of the incentive that could be earned by each participant under the 2019 incentive awards was based on the level of achievement of the following performance objectives over a performance period of one year beginning on January 1, 2019:

•	pre-tax net income of CFBank;
•	increase in CFBank’s net loans;
•	increase in CFBank’s core deposits growth;
•	amount of CFBank’s criticized assets; and
•	market capitalization of the Company.

The 2019 incentive awards could be earned at different levels, depending on the level of attainment of the performance objectives.  The Compensation Committee established both “threshold” and “maximum” targets with respect to performance objectives and weighted percentages to be earned based upon these targets.  The potential payouts for the incentive awards ranged from 0% if certain “threshold” targets were not achieved, to 90% if the “maximum” targets were achieved with respect to all performance objectives.  The Board also had discretion to grant participants a supplementary discretionary bonus not to exceed 10% of the participant’s share of the incentive pool as determined by the Board in its sole discretion.

Based on the Company’s performance in 2019, the target objectives were achieved at various levels under the 2019 incentive awards for each of Messrs. O’Dell and Helmsdoerfer.  As a result, Messrs. O’Dell and Helmsdoerfer earned incentive bonuses in the amount of $345,000 and $205,000, respectively, for 2019.  The amount paid to each named executive officer with respect to the 2019 incentive awards is included under the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table under the heading “2019 COMPENSATION” above.

EMPLOYMENT AGREEMENTS

Effective as of August 15, 2016, the Company and CFBank entered into employment agreements with each of Timothy T. O’Dell, President and Chief Executive Officer of CFBank, and John W. Helmsdoerfer, Executive Vice President and Chief Financial Officer of CFBank.  The employment agreements with Messrs. O’Dell and Helmsdoerfer were subsequently amended and restated effective as of April 22, 2019.  As amended, each employment agreement has a current term ending on December 31, 2022.  Annually, the Boards of Directors of CFBank and the Company review each employment agreement to determine whether extension of the employment agreement for an additional 12 months is appropriate.  Pursuant to each named executive officer’s employment agreement, Mr. O’Dell is entitled to receive a base annual salary of not less than $315,000 and Mr. Helmsdoerfer is entitled to receive a base annual salary of not less than $249,375.  In addition to the base annual salary, the employment agreements provide for, among other things, participation in incentive programs and other employee benefit plans and other fringe benefits applicable to executive employees.

The employment agreements provide for certain payments if the named executive officer executes a release of claims against CFBank and the Company and either: (i) has an involuntary termination without “cause” not in connection with a “change of control”, (ii) voluntarily terminates with “good reason” not in connection with a “change in control,” (iii) has an involuntary termination without “cause” during the first 24 months after a “change of control”, (iv) voluntarily terminates with “good reason” during the first 24 months after a “change in control,”(v) dies, or (vi) becomes disabled.

In the event of involuntary termination without “cause” or voluntary termination with “good reason,” the named executive officer would be entitled to receive a severance benefit equal to:

•	Salary continuation for 24 months for Mr. O’Dell and 18 months for Mr. Helmsdoerfer;

•

Payment of a pro rata portion (calculated based on the ratio of the number of days of employment during the performance period to the total number of days during the performance period) of any incentive compensation payable to the named executive officer with respect to the year in which the employment is terminated and payable when, if and to the extent that the bonus otherwise would have been payable had the named executive officer remained employed;

•

Payment of a lump sum equal to the product of 18 multiplied by the difference between the monthly premium cost for COBRA continuation coverage for the medical insurance benefits in effect for the named executive officer immediately prior to the termination and the monthly premium cost charged to an active employee for such coverage; and

•

Full vesting of all outstanding equity awards and stock options, which shall remain exercisable for the full option exercise period that would have applied had the named executive officer remained employed.

Upon the termination of the named executive officer without cause or the voluntary termination by the named executive officer with good reason within 24 months after a “change of control,” the named executive officer will receive a lump sum payment equal to a multiple (2 for Mr. O’Dell and 1.5 for Mr. Helmsdoerfer) of the sum of such terminated executive’s base salary on the date of termination and the average bonus paid to such terminated executive over the 24 month period preceding such termination.  The lump sum shall be paid within sixty days following the named executive officer’s termination date.  Upon the occurrence of such termination events, the named executive officer is also entitled to full vesting of all outstanding equity awards and stock options, which shall remain exercisable for the full option exercise period that would have applied had such terminated executive remained employed.  This change of control benefit shall be subject to reduction if necessary to comply with regulatory limitations on golden parachute payments or to avoid excise taxes under Internal Revenue Code Section 4999.

If during the term a named executive officer terminates employment due to his death or disability, as defined under the employment agreement, the executive is entitled to receive an amount equal to 1 year of his base salary, payable in 12 equal monthly installments commencing on the first business day of the second month beginning after his date of termination.  Any death/disability benefit provided under the employment agreement will be offset by any death or disability benefit or payment provided by or on behalf of CFBank or Company, whether insured or self-insured.  All outstanding stock options shall become vested as of the date of termination due to his death or disability, and shall remain exercisable in accordance with the terms of each applicable option award agreement.

The employment agreements also require each of the named executive officers to comply with a non-solicitation covenant during his employment with CFBank and Company during the term of the employment agreements and for a period of one year thereafter (or, if longer, the number of months of severance payments under the employment agreement).

The employment agreements also provide for a clawback of any incentive paid to, credited to an account on behalf or, or vested in the named executive officer within the prior twenty-four (24) months under certain circumstances if it is later determined that the incentive is directly attributable to materially misleading financial statements.  If applicable law or exchange listing regulation would require a more extensive clawback of any incentive, the employment agreements will be deemed to require the minimum clawback necessary to comply with such law or regulation.

PROPOSAL 2 –

NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and corresponding SEC rules enable the Company’s stockholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.  As a result, the Board of Directors is submitting the following resolution for stockholder approval at the Meeting:

“RESOLVED, that the stockholders of Central Federal Corporation (the “Company”) hereby approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for its 2020 Annual Meeting of Stockholders pursuant to Item 402 of SEC Regulation S-K, including the compensation tables, notes and narrative disclosures contained under the heading “COMPENSATION OF EXECUTIVE OFFICERS” in the Company’s Proxy Statement.

The Board of Directors believes that the Company’s compensation policies and procedures, which are reviewed and approved by the Compensation Committee, are effective in aligning the compensation of the Company’s named executive officers with the Company’s short-term goals and long-term success and that such compensation and incentives are designed to attract, retain and motivate the Company’s key executives who are directly responsible for the Company’s continued success.  The Board of Directors believes that the Company’s compensation policies and practices do not threaten the value of the Company or the investments of the Company’s stockholders or create incentives to engage in behaviors or business activities that are reasonably likely to have a material adverse impact on the Company.  The Board of Directors further believes that the Company’s compensation policies and procedures are reasonable in comparison both to the Company’s peer bank holding companies and to the Company’s performance during the past year.

Stockholders are encouraged to carefully review the information provided in this Proxy Statement regarding the compensation of the Company’s named executive officers in the section captioned “COMPENSATION OF EXECUTIVE OFFICERS” beginning on page 15 of this Proxy Statement.

Similar “Say on Pay” proposals were approved by a majority of the votes cast at each of the Company’s last seven annual meetings of stockholders.

Because your vote is advisory, the outcome of the vote will not: (i) be binding upon the Company’s Board of Directors or the Compensation Committee with respect to future executive compensation decisions, including those relating to the Company’s named executive officers, or otherwise; (ii) overrule any decision made by the Company’s Board of Directors or the Compensation Committee; or (iii) create or imply any additional fiduciary duty by the Company’s Board of Directors or the Compensation Committee.  However, the Compensation Committee expects to take into account the outcome of the advisory vote when considering future executive compensation arrangements.

Recommendation and Vote

Under the Bylaws, the affirmative vote of a majority of the votes cast is required to approve Proposal 2.  Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

The Board of Directors recommends that you vote “FOR” Proposal 2.

PROPOSAL 3 –

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of the Company’s independent registered public accounting firm is made annually by the Audit Committee.  The Audit Committee, with the approval of the Board of Directors, has appointed BKD, LLP to serve as the Company’s independent registered public accounting firm for 2020, subject to ratification by stockholders. BKD, LLP audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2019.

One or more representatives of BKD, LLP is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he, she or they desire to do so.

Recommendation and Vote

Under the Bylaws, the affirmative vote of a majority of the votes cast is required to ratify the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.  Abstentions will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.  Even if the appointment of BKD, LLP is ratified by the stockholders, the Audit Committee, in its discretion, could decide to engage another firm if the Audit Committee determines such action is necessary or desirable.  If the appointment of BKD, LLP is not ratified, the Audit Committee will reconsider the appointment (but may decide to maintain the appointment).

The Board of Directors recommends that you vote “FOR” Proposal 3.

PROPOSAL 4 –

APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE THE NON-VOTING COMMON STOCK

BACKGROUND

On October 31, 2019, the Company consummated the Private Placement pursuant to which it issued and sold (i) 849,615 shares of the Company’s Common Stock at a purchase price of $12.00 per share and (ii) 12,337 shares of the Company’s Series C Preferred Stock, at a purchase price of $1,200.00 per share, pursuant to the Securities Purchase Agreement with Castle Creek and the other Investors. The Private Placement was conducted with the assistance of Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) as placement agent.  After payment of approximately $1.1 million in placement fees to Sandler O’Neill and approximately $0.3 million in other offering expenses, the Company’s net proceeds from the Private Placement were approximately $23.6 million.

The offer and sale of the shares of Series C Preferred Stock and Common Stock in the Private Placement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state in reliance upon the exemption provided under Rule 506 of Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act as securities offered and sold only to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act in a transaction not involving any public offering.

In connection with the closing of the Private Placement, on October 31, 2019, the Company also entered into a Registration Rights Agreement with Castle Creek and the other Investors, pursuant to which the Company agreed to file a registration statement (and subsequent additional registration statements, as required) with the SEC to register for resale the shares of the Company’s Common Stock and the Series C Preferred Stock issued in the Private Placement and any shares of the Company’s Common Stock and Non-Voting Common Stock issuable upon conversion of the Series C Preferred Stock. See the section captioned “Certain Relationships and Related Party Transactions” on page 9 of this Proxy Statement for additional information regarding the Registration Rights Agreement.

On March 30, 2020, the Company entered into an Exchange Agreement with Castle Creek to provide for an exchange of 27,000 of the shares of Common Stock purchased by Castle Creek in the Private Placement for 270 shares of Series C Preferred Stock (at the Series C Preferred Stock’s current conversion ratio of 100 shares of Common Stock for each share of Series C Preferred Stock).  The exchange of Common Stock for Series C Preferred Stock was effected in order to accommodate and facilitate the Company’s stock repurchase program previously announced on March 13, 2020.  The exchange resulted in an increase in the number of outstanding Series C Preferred Stock from 12,337 to 12,607.

REASONS FOR THE PRIVATE PLACEMENT

The Board of Directors of the Company determined that the Private Placement was advisable and in the best interests of the Company and its stockholders.  The purpose of the Private Placement was to fund organic growth in CFBank, to support CFBank’s capital ratios and for general corporate purposes, including, without limitation, the repayment of a portion of the Company’s outstanding debt under its credit facility.

THE PROPOSED AMENDMENT

The Company’s Board of Directors has approved an amendment to our Certificate of Incorporation to authorize up to 1,260,700 shares of Non-Voting Common Stock, as described below, and is hereby soliciting stockholder approval for the amendment.

If approved by our stockholders, the Certificate of Amendment to the Certificate of Incorporation, which contains the proposed amendment and is attached as Appendix A to this Proxy Statement and incorporated by reference herein (the “Certificate of Amendment”), would be filed with the Delaware Secretary of State. Effective upon the close of business on the date that the Company files the Certificate of Amendment with the Delaware Secretary of State, each share of Series C Preferred Stock would automatically convert into 100 shares of Non-Voting Common Stock. Following such conversion, all shares of Non-Voting Common Stock proposed to be authorized would be issued and outstanding. If, however, the stockholders do not approve the Certificate of Amendment to authorize the Non-Voting Common Stock at the Meeting, the shares of Series C Preferred Stock will remain outstanding and convertible into the Company’s Common Stock or, if the Certificate of Amendment is approved by the stockholders at a later time, the Non-Voting Common Stock in accordance with its terms.

REASONS FOR THE PROPOSED AMENDMENT

The primary purpose of the proposed amendment is to fulfill our obligations under the Securities Purchase Agreement.  Due to restrictions on the percentage of voting securities that could be held by the investors in the Private Placement under applicable regulations and guidance from the Board of Governors of the Federal Reserve System (the “Federal Reserve”), in order to raise the amount of capital necessary to accomplish the goals of the Private Placement, the Company’s Board of Directors determined to offer non-voting securities to the investors. Because our Certificate of Incorporation does not currently authorize the issuance of non-voting common stock, the Board of Directors, pursuant to its authority under the Certificate of Incorporation, approved the creation and issuance of the Series C Preferred Stock out of the Company’s authorized and unissued preferred stock.

On October 29, 2019, we filed with the Delaware Secretary of State the Certificate of Designations to designate 12,337 shares of our authorized and unissued preferred stock as Series C Preferred Stock.  On March 26, 2020, the Company filed with the Delaware Secretary of State a Certificate of Amendment to the Certificate of Designations (the “Certificate of Amendment”) of the Series C Preferred Stock to increase the authorized number of Series C Preferred Stock from 12,337 shares to 12,607 shares to accommodate the exchange of certain shares of Common Stock for Series C Preferred Stock by Castle Creek as described above.  A copy of the Certificate of Designations, as amended, is attached as Appendix B to this Proxy Statement and is incorporated by reference herein.

Pursuant to the terms of the Series C Preferred Stock, as discussed above, each share of Series C Preferred stock will automatically convert into 100 shares of Non-Voting Common Stock effective as of the close of business on the date that the Company files the Certificate of Amendment with the Delaware Secretary of State following approval by the Company’s stockholders. Under the Certificate of Incorporation and Delaware law, stockholder approval of the amendment to authorize the Non-Voting Common Stock is required. Therefore, the Certificate of Amendment must be approved by the Company’s stockholders in order to permit the filing of the Certificate of Amendment with the Delaware Secretary of State and, thereafter, the conversion of the outstanding shares of Series C Preferred Stock into shares of Non-Voting Common Stock.

Approval of the Certificate of Amendment to authorize the Non-Voting Common Stock is independent of the approval of the issuance of the Company’s Common Stock upon conversion of the Series C Preferred Stock or the Non-Voting Common Stock for purposes of NASDAQ Marketplace Rule 5635(d), as set forth in Proposal 5. The stockholders’ approval or non-approval of Proposal 5 will not affect, or be affected by, the approval or non-approval of this Proposal 4.

POTENTIAL EFFECTS OF THIS PROPOSED AMENDMENT

If this amendment is approved by our stockholders, effective as of the close of business on the date that we file the Certificate of Amendment (which we anticipate will be the date of the Meeting), each outstanding share of Series C Preferred Stock will automatically convert into 100 shares of Non-Voting Common Stock, which, in the aggregate, will equal 1,260,700 shares of Non-Voting Common Stock issued and outstanding upon the full conversion of the outstanding shares of Series C Preferred Stock. Upon such conversion, all shares of Series C Preferred Stock will cease to exist and will resume the status of authorized and unissued shares of the Company’s preferred stock, and all other rights of the holders of such Series C Preferred Stock, as specified in the Certificate of Designations, will terminate.

The Non-Voting Common Stock will rank pari passu with the Company’s Common Stock with respect to the payment of dividends or distributions. Accordingly, the holders of record of the Non-Voting Common Stock will be entitled to receive as, when and if declared by the Board of Directors, dividends in the same per share amount as paid on the Company’s Common Stock, and no dividends will be payable on the Company’s Common Stock or any other class or series of the Company’s capital stock ranking with respect to dividends pari passu with the Company’s Common Stock unless a dividend identical to that paid on the Company’s Common Stock is payable at the same time on the Non-Voting Common Stock in an amount per share equal to the product of (i) the per share dividend declared and paid in respect of each share of the Company’s Non-Voting Common Stock and (ii) the number of shares of the Company’s Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock); provided, however, that if a stock dividend is declared on the Company’s Common Stock payable solely in the Company’s Common Stock, the holders of the Non-Voting Common Stock will be entitled to a stock dividend payable solely in shares of Non-Voting Common Stock. In the event that the Board of Directors does not declare or pay any dividends with respect to shares of the Company’s Common Stock, the holders of the Non-Voting Common Stock will have no right to receive any dividends.  The holders of Non-Voting Common Stock will, with respect to rights upon liquidation, winding up and dissolution, rank (i) subordinate and junior in right of payment to all other securities of the Company that, by their respective terms, are senior to the Non-Voting Common Stock or the Company’s Common Stock, and (ii) pari passu with the Company’s Common Stock.

The holders of the Non-Voting Common Stock will not have any voting rights, except as may otherwise from time to time be required by law. The Non-Voting Common Stock will not be redeemable at the option of the Company or any holder thereof at any time; provided that the Company will not be prohibited from repurchasing or otherwise acquiring the shares of Non-Voting Common Stock in voluntary transactions with the holders thereof, subject to compliance with any applicable legal or regulatory requirements. Any shares of Non-Voting Common Stock repurchased or otherwise acquired may be reissued as additional shares of Non-Voting Common Stock.

Each holder of Non-Voting Common Stock will be permitted to convert or, upon the Company’s written request, will convert, such holder’s shares of Non-Voting Common Stock into shares of the Company’s Common Stock at any time or from time to time; provided that upon such conversion, the holder, together with all affiliates of the holder, will not own or control in the aggregate more than 9.9% of the Company’s Common Stock (or of any class of the Company’s voting securities), excluding for the purpose of this calculation any reduction in the ownership resulting from transfers by such holder of voting securities (which, for the avoidance of doubt, does not include the Non-Voting Common Stock); provided, further, that, unless Proposal 5 is approved by the Company’s stockholders at the Meeting, the Company may not issue any shares of the Company’s Common Stock upon the conversion of the Non-Voting Common Stock if the issuance of such shares of the Company’s Common Stock (together with the issuance of shares of the Company’s Common Stock pursuant to the Securities Purchase Agreement and any issuance of shares of the Company’s Common Stock upon the conversion of any shares of Series C Preferred Stock in accordance with the Certificate of Designations), in the aggregate, would exceed 19.9% of the total outstanding shares of the Company’s Common Stock or more than 19.9% of the total voting power of the Company’s securities, in each case immediately preceding the issuance of shares of the Company’s Common Stock and Series C Preferred Stock in the Private Placement (the number of shares which may be issued without violating such limitation, the “Exchange Cap”). In any such conversion of the Non-Voting Common Stock, each share of Non-Voting Common Stock will convert into one share of the Company’s Common Stock, subject to the adjustments set forth in the Certificate of Amendment.

Each share of Non-Voting Common Stock will automatically convert, without any further action on the part of the holder thereof, into one share of the Company’s Common Stock, subject to adjustment as set forth in the Certificate of Amendment, on the date that the holder of shares of Non-Voting Common Stock transfers any such shares to a non-affiliate of the holder in a transfer (i) to the Company; (ii) in a widely distributed public offering of the Company’s Common Stock or Non-Voting Common Stock; (iii) that is a part of an offering that is not a widely distributed public offering of the Company’s Common Stock or Non-Voting Common Stock but is one in which no one transferee (or group of associated transferees) acquires the right to receive 2% or more of any class of the Company’s then outstanding voting securities (including pursuant to a related series of transfers); (iv) that is a part of a transfer of the Company’s Common Stock or Non-Voting Common Stock to an underwriter for the purpose of conducting a widely distributed public offering; or (v) to a transferee that controls more than 50% of the Company’s voting securities without giving effect to such transfer; in each case, subject to the Exchange Cap, unless Proposal 5 is approved by the Company’s stockholders at the Meeting.

Upon conversion of the shares of Non-Voting Common Stock to shares of the Company’s Common Stock, the converted shares of the Company’s Common Stock would have the same rights and privileges as the previously issued and outstanding shares of the Company’s Common Stock, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid by the Company. Any issuance of additional shares of the Company’s Common Stock as a result of the conversion of the shares of Non-Voting Common Stock would increase the total number of outstanding shares of the Company’s Common Stock, which would result in dilution the percentage ownership, voting power and earnings per share of the existing holders of the Company’s Common Stock.

POTENTIAL EFFECTS IF THE PROPOSED AMENDMENT IS NOT APPROVED

If the Company’s stockholders do not approve the Certificate of Amendment to authorize the Non-Voting Common Stock, then each share of the Series C Preferred Stock outstanding will automatically convert into 100 shares of the Company’s Common Stock upon a “permissible transfer” by the holder of such shares of Series C Preferred Stock to a non-affiliate of such holder or may be converted into 100 shares of the Company’s Common Stock at any time; provided that, upon such conversion, the holder and its affiliates will not own more than 9.9% of the Company’s voting securities; provided further, that, unless Proposal 5 is approved by the Company’s stockholders at the Meeting, the Company may not issue any shares of Common Stock upon the conversion of the Series C Preferred Stock if the issuance of such shares of the Company’s Common Stock (taken together with each issuance of shares of the Company’s Common Stock pursuant to the Securities Purchase Agreement or, following stockholder approval of the Certificate of Amendment at a later time, upon the conversion of the Non-Voting Common Stock) would exceed the Exchange Cap. A “permissible transfer” is a transfer by the holder of Series C Preferred Stock (i) to the Company; (ii) in a widely distributed public offering of the Company’s Common Stock or Series C Preferred Stock; (iii) that is a part of an offering that is not a widely distributed public offering of the Company’s Common Stock or Series C Preferred Stock but is one in which no one transferee (or group of associated transferees) acquires the right to receive 2% or more of any class of the Company’s then outstanding voting securities (including pursuant to a related series of transfers); (iv) that is a part of a transfer of the Company’s Common Stock or Series C Preferred Stock to an underwriter for the purpose of conducting a widely distributed public offering; or (v) to a transferee that controls more than 50% of the Company’s voting securities without giving effect to such transfer.

Holders of the Series C Preferred Stock will be entitled to receive dividends when, as and if declared by the Board of Directors, in the same per share amount as paid on the number of shares of the Company’s Common Stock with respect to the number of shares of Common Stock into which the shares of Series C Preferred Stock would be converted in accordance with the terms set forth in the Certificate of Designations, and no dividends would be payable on the Company’s Common Stock unless a dividend identical to that paid on the Company’s Common Stock is payable at the same time on the Series C Preferred Stock on an as-converted basis. Holders of the Series C Preferred Stock have no voting rights except as may be required by law.

Recommendation and Vote

Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote on this proposal is required to approve an amendment to the Company’s Certificate of Incorporation to authorize the Non-Voting Common Stock.  Failure to execute and return a proxy card or otherwise to vote at the Meeting will have the same effect as a vote “AGAINST” the proposal, and abstentions will also be counted as votes “AGAINST” this proposal. However, broker non-votes will not be counted as shares entitled to vote on this proposal and, therefore, will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

The Board of Directors recommends that you vote “FOR” Proposal 4.

 PROPOSAL 5 –

APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF NON-VOTING COMMON STOCK OR SERIES C PREFERRED STOCK

BACKGROUND OF PROPOSAL

As described in Proposal 4, on October 31, 2019, we issued to certain accredited investors pursuant to the Securities Purchase Agreement (i) 849,615 shares of the Company’s Common Stock at a purchase price of $12.00 per share and (ii) 12,377 shares of Series C Preferred Stock at a purchase price of $1,200.00 per share, in the Private Placement, resulting in net proceeds to the Company of approximately $23.6 million.

Pursuant to the terms of the Series C Preferred Stock, as set forth in the Certificate of Designations filed with the Delaware Secretary of State on October 29, 2019, each share of Series C Preferred Stock will be convertible:

•

automatically into 100 shares of the Non-Voting Common Stock (which shall also be convertible into shares of the Company’s Common Stock on a one-for-one basis pursuant to the terms described under “Potential Effects of this Proposed Amendment” under Proposal 4), subject to the approval by the Company’s stockholders of the Certificate of Amendment described in Proposal 4, effective as of the close of business on the date that the Company files the Certificate of Amendment with the Delaware Secretary of State; or

•

unless previously converted into shares of Non-Voting Common Stock, 100 shares of the Company’s Common Stock (i) at any time and from time to time at the request of the holder thereof or at the written request of the Company; provided that upon such conversion, the holder, together with all affiliates of the holder, will not own or control in the aggregate more than 9.9% of the Company’s Common Stock (or of any class of the Company’s voting securities), excluding for the purpose of this calculation any reduction in the ownership resulting from transfers by such holder of voting securities (which, for the avoidance of doubt, does not included the Series C Preferred Stock); or (ii) automatically, without any further action of the part of the holder, on the date that the holder transfers such share of Series C Preferred Stock to a non-affiliate of the holder in a “permissible transfer” (which term is defined under “Potential Effects if the Proposed Amendment is Not Approved” in Proposal 4);

provided that, in any such case (including, without limitation, upon the conversion of the Non-Voting Common Stock as described under “Potential Effects of this Proposed Amendment” under Proposal 4), unless this Proposal 5 is approved by the Company’s stockholders at the Meeting, the Company may not issue any shares of Common Stock upon conversion of the Series C Preferred Stock or the conversion of the Non-Voting Common Stock if the issuance of such shares of the Company’s Common Stock (together with the issuance of shares of the Company’s Common Stock pursuant to the Securities Purchase Agreement), in the aggregate, would exceed the Exchange Cap.

REASONS FOR REQUESTING STOCKHOLDER APPROVAL

The Company’s Common Stock is listed on the NASDAQ Capital Market and, therefore, the Company is subject to the NASDAQ Marketplace Rules.  NASDAQ Marketplace Rule 5635(d) requires that an issuer obtain stockholder approval of any transaction, other than a public offering, involving the sale, issuance or potential issuance by the issuer of common stock or securities convertible into or exercisable for common stock if, in the aggregate, the number of shares of common stock issued or to be issued would equal 20% or more of the issuer’s common stock or voting power outstanding before the issuance.

Because the Company had a total of 4,490,075 shares of Common Stock outstanding prior to the Private Placement, the Company is restricted by NASDAQ Marketplace Rule 5635 from issuing 898,015 or more shares of Common Stock, or securities convertible into or exercisable for such shares of Common Stock, in a non-public offering without obtaining stockholder approval.  In the Private Placement, the Company issued 849,615 shares of the Company’s Common Stock and 12,337 shares of Series C Preferred Stock.  The Company subsequently issued an additional 270 shares of Series C Preferred Stock on March 30, 2020, in connection with the exchange of 27,000 shares of Common Stock for 270 shares of Series C Preferred Stock by Castle Creek as described above.  The 12,607 outstanding shares of Series C Preferred Stock are convertible into 1,260,700 shares of the Company’s Common Stock upon conversion in full of shares of the Non-Voting Common Stock into which such shares would be converted upon approval of Proposal 4 at the Meeting or otherwise pursuant to the terms of the Certificate of Designations.

The aggregate number of shares of the Company’s Common Stock issuable upon the conversion of the Series C Preferred Stock or, subject to the stockholders’ approval of Proposal 4, the Non-Voting Common Stock together with the shares of the Company’s Common Stock issued in the Private Placement would exceed 20% of the number of shares of the Company’s Common Stock and voting power outstanding prior to the Private Placement (which limitation we sometimes refer to in this Proxy Statement as the “Exchange Cap”). In addition, the $12.00 per share sale price for the shares of the Company’s Common Stock and the $12.00 conversion price of the shares of Series C Preferred Stock sold in the Private Placement were each less than both (i) the market value of the Company’s Common Stock at the time we entered into the Securities Purchase Agreement and (ii) the average closing price of the Company’s Common Stock as reported on NASDAQ for the five trading days immediately preceding the signing of the Securities Purchase Agreement. For the foregoing reasons, we are required under NASDAQ Marketplace Rule 5635(d) to seek approval of the Company’s stockholders for the issuance of the Company’s Common Stock in excess of the Exchange Cap upon conversion of the Series C Preferred Stock or, subject to the stockholders approval of Proposal 4, the Non-Voting Common Stock.

Pursuant to the Securities Purchase Agreement, the Company agreed to call and hold its annual meeting of stockholders no later than May 31, 2020, for, among other purposes, presenting a proposal to approve the issuance of shares of the Company’s Common Stock upon the conversion of the Series C Preferred Stock or the Non-Voting Common Stock in accordance with the requirements of NASDAQ Marketplace Rule 5635(d). The Company has agreed, under the Securities Purchase Agreement, to adjourn or postpone the Meeting if, as of the date of the Meeting, there are insufficient shares of Common Stock represented, in person or by proxy, to constitute a quorum necessary to conduct business at the Meeting or if, as of the date of the Meeting, the Company has not received proxies representing a sufficient number of shares necessary to obtain stockholder approval for Proposal 4 or Proposal 5, to allow for the solicitation of additional proxies representing a sufficient number of shares of the Company’s Common Stock to establish a quorum or obtain stockholder approval, as applicable.

Approval of the issuance of shares of the Company’s Common Stock upon conversion of the Series C Preferred Stock or Non-Voting Common Stock under this Proposal 5 is independent of the approval of the Certificate of Amendment to authorize the Non-Voting Common Stock, as described in Proposal 4. The stockholders’ approval or non-approval of Proposal 4 will not affect, or be affected by, the approval or non-approval of this Proposal 5.

POSSIBLE EFFECTS IF PROPOSAL 5 IS APPROVED

Conversion of the Series C Preferred Stock into Common Stock. Each share of Series C Preferred Stock, unless previously converted into Non-Voting Common Stock, may be converted into 100 shares of the Company’s Common Stock pursuant to the terms of the Certificate of Designations for an initial conversion price of $12.00 per share. The Certificate of Designations is attached as Appendix B to this Proxy Statement and is incorporated by reference herein. Conversion of all outstanding shares of Series C Preferred Stock would result in the issuance of 1,260,700 shares of the Company’s Common Stock. The rights and privileges associated with the Common Stock issuable upon conversion of the Series C Preferred Stock will be identical to the rights and privileges associated with the Common Stock held by the Company’s existing stockholders.

Conversion of the Non-Voting Common Stock into Common Stock. Subject to stockholder approval of the Non-Voting Common Stock, each share of Non-Voting Common Stock issuable upon conversion of the shares of Series C Preferred Stock (with one share of Series C Preferred Stock converting into 100 shares of Non-Voting Common Stock) may be converted into one share of the Company’s Common Stock pursuant to the terms of the Certificate of Amendment for an initial conversion price of $12.00 per share. The Certificate of Amendment is attached as Appendix A to this Proxy Statement and is incorporated by reference herein. Assuming that all outstanding shares of Series C Preferred Stock are converted into shares of Non-Voting Common Stock, the conversion of the 1,260,700 shares of Non-Voting Common Stock issuable upon conversion of the Series C Preferred Stock would result in the issuance of 1,260,700 shares of the Company’s Common Stock. The rights and privileges associated with the Common Stock issuable upon conversion of the Non-Voting Common Stock would be identical to the rights and privileges associated with the Common Stock held by the Company’s existing stockholders.

Dilution of the Company’s Existing Stockholders. Upon full conversion of the Series C Preferred Stock or, if the stockholders approve Proposal 4, the Non-Voting Common Stock, the Company would issue an aggregate of 1,260,700 shares of the Company’s Common Stock.  Together with the shares of the Company’s Common Stock issued in the Private Placement, an aggregate of 2,083,315 shares of the Company’s Common Stock will have been issued in connection with the Private Placement. As a result, the Company’s existing stockholders prior to the Private Placement will incur a dilution in their percentage ownership, voting power and earnings per share. Assuming the conversion of all of the Series C Preferred Stock or Non-Voting Common Stock into shares of the Company’s Common Stock, the existing holders of the Company’s Common Stock immediately prior to the Private Placement would represent approximately 68.3% of the Common Stock after such conversion.

The Company’s Improved Balance Sheet and Capital Levels.  The Company received net proceeds of approximately $23.6 million from the sale of the Company’s Common Stock and Series C Preferred Stock in the Private Placement.  These proceeds strengthened the Company’s balance sheet and increased the Company’s and CFBank’s regulatory capital levels.

Market Effects of the Conversion.  Despite the existence of certain restrictions on transfer, the issuance of shares of the Company’s Common Stock upon the conversion of the Series C Preferred Stock or the Non-Voting Common Stock may impact trading patterns and adversely affect the market price of the Company’s Common Stock.  Additionally, sales in the public market of the shares of the Company’s Common Stock acquired upon conversion of the Series C Preferred Stock or the Non-Voting Common Stock, or the perception that such sales could occur, could adversely affect the prevailing market price of the Company’s Common Stock and impair the Company’s ability to raise funds in additional stock financings.

POSSIBLE EFFECTS IF PROPOSAL 5 IS NOT APPROVED

Series C Preferred Stock or Non-Voting Common Stock Will Remain Outstanding. Unless our stockholders approve this Proposal 5 (or a similar proposal at a subsequent meeting), the Company cannot issue shares of Common Stock upon the conversion of the Series C Preferred Stock or, if the stockholders approve Proposal 4, the Non-Voting Common Stock if the issuance of such shares, together with the shares of the Company’s Common Stock issued in the Private Placement, would exceed the Exchange Cap. The Company may not issue shares of the Company’s Common Stock to the holders of the Series C Preferred Stock and, if authorized, the Non-Voting Common Stock in an aggregate amount greater than the difference between the Exchange Cap, less the aggregate number of shares of the Company’s Common Stock issued under the Securities Purchase Agreement (such difference being referred to in this Proposal 5 as the “Exchange Cap Maximum”).  In addition, no holder of shares of Series C Preferred Stock or, if authorized, Non-Voting Common Stock would be permitted to convert such shares with respect to more than such holder’s pro rata amount of the Exchange Cap Maximum determined based upon the holder’s percentage ownership of the sum of (i) the aggregate number of shares of the Company’s Common Stock issued to all purchasers that purchased Series C Preferred Stock in the Private Placement and (ii) the aggregate number of shares of the Company’s Common Stock issuable upon the conversion of all shares of Series C Preferred Stock and/or Non-Voting Common Stock, if any.

Participation in Dividends on Common Stock. So long as any shares of Series C Preferred Stock or Non-Voting Common Stock remain outstanding, if we declare any dividends on the Company’s Common Stock or make any other distribution to the holders of the Company’s Common Stock, the holders of the Series C Preferred Stock and the Non-Voting Common Stock, if any, will be entitled to participate in such distribution. With respect to the Series C Preferred Stock, the holders thereof would be entitled to receive any such dividends or distributions on a pro rata basis with the Company’s Common Stock determined on an as-converted basis assuming that all shares of Series C Preferred Stock had been converted as of immediately prior to the record date for the applicable dividend or distribution. With respect to the Non-Voting Common Stock, the holders thereof would be entitled to receive any such dividends or distributions in the same per share amount as paid on the Company’s Common Stock. In either case, no dividends shall be payable on the Company’s Common Stock (or any class or series of the Company’s capital stock ranking with respect to dividends or distributions pari passu with the Common Stock) unless the required dividend or distribution is payable at the same time on any outstanding shares of Series C Preferred Stock and Non-Voting Common Stock.

Reservation of Shares Issuable Upon Conversion. The Company must, at all times, reserve and keep available out of its authorized but unissued shares of Common Stock the number of shares of Common Stock as would be sufficient from time to time to effect the conversion of the Series C Preferred Stock or, if approved, the Non-Voting Common Stock. If at any time the authorized but unissued shares of the Company’s Common Stock would not be sufficient to effect the full conversion of all then outstanding shares of Series C Preferred Stock and Non-Voting Common Stock, the Company must take such action as may be necessary to increase its authorized number of shares of Common Stock to a sufficient number. Therefore, regardless of whether the stockholders approve this Proposal 5, the Company will be obligated, so long as any shares of Series C Preferred Stock or Non-Voting Common Stock remain outstanding, to reserve a sufficient number of authorized but unissued shares of its Common Stock available for issuance upon the conversion of the Series C Preferred Stock or Non-Voting Common Stock.

DESCRIPTION OF THE SERIES C PREFERRED STOCK

This section summarizes specific terms and provisions of the Series C Preferred Stock. The description of the Series C Preferred Stock contained in this section is qualified in its entirety by the actual terms of the Series C Preferred Stock as set forth in the Certificate of Designations attached as Appendix B to this Proxy Statement.

General

The Series C Preferred Stock constitutes a single series of our preferred stock, consisting of 12,607 shares, $0.01 par value per share.  The Series C Preferred Stock is not subject to any sinking fund or other obligation of the Company to redeem or repurchase the Series C Preferred Stock.

Ranking

The Series C Preferred Stock ranks, as to the payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company, (i) pari passu with the Company’s Common Stock pro rata on an as-converted basis and (ii) subordinate and junior to all other securities of the Company which, by their respective terms, are senior to the Series C Preferred Stock or the Company’s Common Stock.

Dividend Rights

Holders of the Series C Preferred Stock are entitled to receive dividends when, as and if declared by the Company’s Board of Directors, in the same amount as paid on the number of shares of the Company’s Common Stock into which each share of Series C Preferred Stock would be converted in accordance with the Certificate of Designations. No dividends will be payable on the Company’s Common Stock unless a dividend identical to that paid on the Company’s Common Stock is payable at the same time on the Series C Preferred Stock on an as-converted basis; provided that if any stock dividend is declared on the Company’s Common Stock, the holders of Series C Preferred Stock will be entitled to receive such dividend payable in shares of Series C Preferred Stock.

Voting

The holders of shares of Series C Preferred Stock have no voting rights, except as may be required by Delaware law and as set forth in the Certificate of Designations. If the holders of shares of Series C Preferred Stock are entitled by law to vote as a single class with the holders of outstanding shares of the Company’s Common Stock, each share of Series C Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share may be converted.

So long as any shares of Series C Preferred Stock are issued and outstanding, the Company will not (including by means of merger, consolidation or otherwise) without obtaining the approval of the holders of a majority of the issued and outstanding shares of Series C Preferred Stock:

•	alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Series C Preferred Stock so as to affect them adversely;
•	increase or decrease the authorized number of shares of Series C Preferred Stock; or
•

enter into any agreement, merger or business combination, or engage in any other transaction, or take any action that would have the effect of adversely changing any preference or any relative or other right provided for the benefit of the holders of the Series C Preferred Stock.

Redemption and Repurchase

The Series C Preferred Stock is not redeemable by the Company or the holder. However, in the event that the Company offers to repurchase shares of the Company’s Common Stock, the Company must offer to repurchase shares of the Series C Preferred Stock pro rata based upon the number of shares of the Company’s Common Stock such holders would be entitled to receive if such shares were converted into shares of the Company’s Common Stock immediately prior to such repurchase.

Conversion

Mandatory Conversion. Subject to the limitation described under “—Exchange Cap Limitation” below, each share of Series C Preferred Stock will automatically convert into 100 shares of the Company’s Non-Voting Common Stock effective as of the close of business on the date that the Company obtains stockholder approval for, and files, the Certificate of Amendment to authorize the Non-Voting Common Stock.

Optional Conversion. Subject to the limitation described under “—Exchange Cap Limitation” below, each share of Series C Preferred Stock, unless previously converted into shares of Non-Voting Common Stock, will be convertible into 100 shares of the Company’s Common Stock (i) at any time and from time to time at the request of the holder thereof or at the written request of the Company; provided that upon such conversion, the holder, together with all affiliates of the holder, will not own or control in the aggregate more than 9.9% of the Company’s Common Stock (or of any class of the Company’s voting securities), excluding for the purpose of this calculation any reduction in the ownership resulting from transfers by such holder of voting securities (which, for the avoidance of doubt, does not included the Series C Preferred Stock); or (ii) automatically, without any further action of the part of the holder, on the date that the holder transfers such share of Series C Preferred Stock to a non-affiliate of the holder in a “permissible transfer” (which term is defined under “Potential Effects if the Proposed Amendment is Not Approved” in Proposal 4).

Exchange Cap Limitation. However, the Company may not issue any shares of Common Stock upon the conversion of the Series C Preferred Stock (or the conversion of shares of Non-Voting Common Stock issuable upon conversion of the Series C Preferred Stock) if the issuance of such shares of the Company’s Common Stock (together with any issuance of shares of the Company’s Common Stock in the Private Placement and upon the conversion of any shares of Non-Voting Common Stock) would exceed 19.9% of the total outstanding shares of Common Stock or more than 19.9% of the total voting power of the Company’s securities in each case immediately preceding the issuance of shares of the Company’s Common Stock and Series C Preferred Stock in the Private Placement (which limitation we sometimes refer to in this Proxy Statement as the “Exchange Cap”), unless the stockholders approve the issuance of shares of the Company’s Common Stock in excess of the Exchange Cap, as required by NASDAQ Marketplace Rule 5635(d).

Adjustment. If the Company, at any time prior to the conversion of the Series C Preferred Stock, (i) effects a division of the Company’s Common Stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of a stock dividend), or (ii) combines or consolidates the outstanding shares of the Company’s Common Stock, by reclassification, reverse stock split or otherwise, into a lesser number of shares of Common Stock, then the dividend, liquidation, and conversion rights of each share of Series C Preferred Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In addition, if the Company’s Common Stock is changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares addressed above), (a) the conversion ratio then in effect will, effective upon such transaction, be adjusted so that each share of the Series C Preferred Stock will be convertible into, in lieu of the shares of the Company’s Common Stock issuable upon the conversion of such share of Series C Preferred Stock, a number of shares of such other class or classes of stock equal to the product of (I) the number of shares of such other class or classes of stock that a holder of a share of the Company’s Common Stock would be entitled to receive in such transaction and (II) the number of shares of the Company’s Common Stock into which such share of Series C Preferred Stock is then convertible (without regard to any limitations on conversion of the Series C Preferred Stock set forth in the Certificate of Designations) immediately before that transaction and (b) any dividends or distributions payable with respect to such share of Series C Preferred Stock will, effective upon such transaction, be adjusted so that each share of Series C Preferred Stock will be entitled to receive such dividends and distributions, with respect to a number of shares of such other class or classes of stock, in lieu of the shares of the Company’s Common Stock issuable upon conversion of such share of Series C Preferred Stock, equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of the Company’s Common Stock would be entitled to receive in such transaction and (ii) the number of shares of the Company’s Common Stock into which such share of Series C Preferred Stock is then convertible (without regard to any limitations on conversion of the Series C Preferred Stock set forth in the Certificate of Designations) immediately before that transaction.

DESCRIPTION OF THE NON-VOTING COMMON STOCK

This section summarizes specific terms and provisions of the Non-Voting Common Stock. The description of the Non-Voting Common Stock contained in this section is qualified in its entirety by the actual terms of the Non-Voting Common Stock as set forth in the Certificate of Amendment attached as Appendix A to this Proxy Statement.

General

Upon approval of the Certificate of Amendment to authorize the Non-Voting Common Stock at the Meeting and the filing of the Certificate of Amendment with the Delaware Secretary of State, the Non-Voting Common Stock will constitute a new class of the Company’s Common Stock, consisting of 1,260,700 shares, $0.01 par value per share.  The Non-Voting Common Stock is not subject to any sinking fund or other obligation of the Company to redeem or repurchase the Non-Voting Common Stock.

Ranking

The Non-Voting Common Stock will rank, as to the payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company, (i) pari passu with the Company’s Common Stock and (ii) subordinate and junior to all other securities of the Company which, by their respective terms, are senior to the Non-Voting Common Stock or the Company’s Common Stock.

Dividend Rights

Holders of the Non-Voting Common Stock will be entitled to receive dividends when, as and if declared by the Company’s Board of Directors, in the same per share amount as paid on Company’s Common Stock. No dividends will be payable on the Company’s Common Stock unless a dividend identical to that paid on the Company’s Common Stock is payable at the same time on the Non-Voting Common Stock in an amount per share equal to the product of (i) the per share dividend declared and paid in respect of each share of the Company’s Common Stock and (ii) the number of shares of the Company’s Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to limitations on conversion of such Non-Voting Common Stock); provided that if any stock dividend is declared on the Company’s Common Stock, the holders of Non-Voting Common Stock will be entitled to receive such dividend payable in shares of Non-Voting Common Stock.

Voting

The holders of shares of Non-Voting Common Stock have no voting rights, except as may be required by Delaware law and as set forth in the Certificate of Amendment. If the holders of shares of Non-Voting Common Stock are entitled by law to vote as a single class with the holders of outstanding shares of the Company’s Common Stock, each share of Non-Voting Common Stock shall be entitled to a number of votes equal to the number of shares of the Company’s Common Stock into which such share may be converted.

So long as any shares of Non-Voting Common Stock are issued and outstanding, the Company will not (including by means of merger, consolidation or otherwise) without obtaining the approval of the holders of a majority of the issued and outstanding shares of Non-Voting Common Stock:

•	alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Non-Voting Common Stock so as to affect them adversely;
•	increase or decrease the authorized number of shares of Non-Voting Common Stock; or
•

enter into any agreement, merger or business combination, or engage in any other transaction, or take any action that would have the effect of adversely changing any preference or any relative or other right provided for the benefit of the holders of the Non-Voting Common Stock.

Redemption and Repurchase

The Non-Voting Common Stock is not redeemable by the Company or the holder. However, in the event that the Company offers to repurchase shares of the Company’s Common Stock, the Company must offer to repurchase shares of the Non-Voting Common Stock pro rata based upon the number of shares of the Company’s Common Stock such holders would be entitled to receive if such shares were converted into shares of the Company’s Common Stock immediately prior to such repurchase.

Conversion

Optional Conversion. Subject to the limitation described under “—Exchange Cap Limitation” below, each share of Non-Voting Common Stock will be convertible into one share of the Company’s Common Stock (i) at any time and from time to time at the request of the holder thereof or at the written request of the Company; provided that upon such conversion, the holder, together with all affiliates of the holder, will not own or control in the aggregate more than 9.9% of the Company’s Common Stock (or of any class of the Company’s voting securities), excluding for the purpose of this calculation any reduction in the ownership resulting from transfers by such holder of voting securities (which, for the avoidance of doubt, does not included the Non-Voting Common Stock); or (ii) automatically, without any further action of the part of the holder, on the date that the holder transfers such share of Non-Voting Common Stock to a non-affiliated of the holder in a “permissible transfer,” which is defined as a transfer by the holder of Non-Voting Common Stock (i) to the Company; (ii) in a widely distributed public offering of the Company’s Common Stock or Non-Voting Common Stock; (iii) that is a part of an offering that is not a widely distributed public offering of the Company’s Common Stock or Non-Voting Common Stock but is one in which no one transferee (or group of associated transferees) acquires the right to receive 2% or more of any class of the Company’s then outstanding voting securities (including pursuant to a related series of transfers); (iv) that is a part of a transfer of the Company’s Common Stock or Non-Voting Common Stock to an underwriter for the purpose of conducting a widely distributed public offering; or (v) to a transferee that controls more than 50% of the Company’s voting securities without giving effect to such transfer.

Exchange Cap Limitation. However, the Company may not issue any shares of Common Stock upon the conversion of the Non-Voting Common Stock if the issuance of such shares of the Company’s Common Stock (together with any issuance of shares of the Company’s Common Stock in the Private Placement and upon the conversion of any shares of Series C Preferred Stock) would exceed 19.9% of the total outstanding shares of Common Stock or more than 19.9% of the total voting power of the Company’s securities in each case immediately preceding the issuance of shares of the Company’s Common Stock and Series C Preferred Stock in the Private Placement (which limitation we sometimes refer to in this Proxy Statement as the “Exchange Cap”), unless the stockholders approve the issuance of shares of the Company’s Common Stock in excess of the Exchange Cap, as required by NASDAQ Marketplace Rule 5635(d).

Adjustment. If the Company, at any time prior to the conversion of the Series C Preferred Stock, (i) effects a division of the Company’s Common Stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of a stock dividend), or (ii) combines or consolidates the outstanding shares of the Company’s Common Stock, by reclassification, reverse stock split or otherwise, into a lesser number of shares of Common Stock, then the dividend, liquidation, and conversion rights of each share of Non-Voting Common Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In addition, if the Company’s Common Stock is changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares addressed above), (a) the conversion ratio then in effect will, effective upon such transaction, be adjusted so that each share of the Non-Voting Common Stock will be convertible into, in lieu of the shares of Common Stock issuable upon the conversion of such share of Non-Voting Common Stock, a number of shares of such other class or classes of stock equal to the product of (I) the number of shares of such other class or classes of stock that a holder of a share of the Company’s Common Stock would be entitled to receive in such transaction and (II) the number of shares of the Company’s Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock set forth in the Certificate of Amendment) immediately before that transaction and (b) any dividends or distributions payable with respect to such share of Non-Voting Common Stock will, effective upon such transaction, be adjusted so that each share of Non-Voting Common Stock will be entitled to receive such dividends and distributions, with respect to a number of shares of such other class or classes of stock, in lieu of the shares of the Company’s Common Stock issuable upon conversion of such share of Non-Voting Common Stock, equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of the Company’s Common Stock would be entitled to receive in such transaction and (ii) the number of shares of the Company’s Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock set forth in the Certificate of Amendment) immediately before that transaction.

Recommendation and Vote

Under NASDAQ Listing Rule 5635, the affirmative vote of a majority of the votes cast is required for approval of the proposal to approve the issuance of shares of the Company’s Common Stock upon conversion of the Non-Voting Common Stock or the Series C Preferred Stock.  Abstentions and broker non-votes are not counted as votes cast and will not be counted in determining whether Proposal 5 has been approved.

The Board of Directors recommends that you vote “FOR” Proposal 5.

PROPOSAL 6 –

ADJOURNMENT OF THE MEETING

In the event there are not sufficient votes at the time of the Meeting to approve the proposed amendment to our Certificate of Incorporation to authorize the Non-Voting Common Stock (Proposal 4) or, for purposes of NASDAQ Marketplace Rule 5635(d), the issuance of  shares of the Company’s Common Stock upon conversion of the Company’s Series C Preferred Stock (Proposal 5), our Board of Directors may propose to adjourn the Meeting to a later date or dates in order to permit the solicitation of additional proxies (the “Adjournment Proposal”).  Pursuant to Delaware law, the Board of Directors is not required to fix a new record date to determine the stockholders entitled to vote at the adjourned meeting.  If the Board of Directors does not fix a new record date, it is not necessary to give any notice of the time and place of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken.  If a new record date is fixed, notice of the adjourned meeting will be given as in the case of an original meeting.

In order to permit proxies that have been received by us at the time of the Meeting to be voted for an adjournment of the Meeting, if necessary, we are submitting the Adjournment Proposal to stockholders as a separate matter for consideration.  Approval of the Adjournment Proposal by the Company’s stockholders will authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning the Meeting and any later adjournments.  If our stockholders approve the Adjournment Proposal, we may adjourn the Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of Proposal 4 and/or Proposal 5, including the solicitation of proxies from our stockholders who have previously voted against the relevant proposal(s).  Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 4 or Proposal 5 have been received, we could adjourn the Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of that proposal.

Recommendation and Vote

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve the Adjournment Proposal.  Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

The Board of Directors recommends that you vote “FOR” Proposal 6.

BENEFICIAL OWNERSHIP OF

COMPANY COMMON STOCK

The following table provides information as of April 13, 2020 about the persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding Common Stock.  A person may be considered to beneficially own any shares of Common Stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding (1)

Edward W Cochran (2)	308,074	5.8%
20030 Marchmont Road
Shaker Heights, OH 44122

AllianceBernstein L.P. (3)	434,162	8.1%
1345 Avenue of the Americas
New York, NY 10105

Castle Creek Capital Partners VII, LP (4)	504,299	9.5%
6051 El Tordo
PO Box 1329
Rancho Santa Fe, CA 92067

(1)

Percent of Common Stock Ownership is computed based on the sum of (a) 5,328,697 shares of Common Stock outstanding on April 13, 2020, and (b) the number of shares of Common Stock, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will first become exercisable within 60 days after April 13, 2020,

(2)	Based on information provided to the Company, Mr. Cochran has sole voting power over 308,074 shares of the outstanding Common Stock of the Company.
(3)

Based on information contained in a statement on Schedule 13G filed on February 14, 2020, AllianceBernstein L.P. has sole voting power and sole investment power over 434,162 shares of the outstanding Common Stock of the Company.

(4)

Based on information contained in an amendment to the statement on Schedule 13D jointly filed on March 31, 2020 by Castle Creek Capital Partners VII, LP (“Fund VII”) and Castle Creek Capital VII LLC (“CCC VII”), and additional information provided to the Company, each of Fund VII and CCC VII have shared voting power and shared investment power over 504,299 shares of the outstanding Common Stock of the Company.  CCC VII disclaims beneficial ownership of the Common Stock owned by Fund VII, except to the extent of its pecuniary interest therein.  Excludes (i) 11,840 shares of Series C Preferred Stock (which would be convertible into an aggregate of 1,184,000 shares of Common Stock) and (ii) restricted stock awards representing 1,650 underlying shares of Common Stock issued to Castle Creek Advisors IV LLC (“Advisors IV”) on behalf of John Pietrzak in his capacity as a member of the Board, which awards vest over a three-year period.  Since Fund VII does not presently, and will not within the next 60 days, have the right to acquire Common Stock in respect of such Series C Preferred Stock and such restricted stock awards, those underlying shares are not included in the amount reported.

The following table sets forth information as of April 13, 2020, with respect to the number of shares of the Company's Common Stock considered to be beneficially owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of Common Stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and Nature of Beneficial Ownership (1) (2)
	Shares	Percent

Robert E Hoeweler, Chairman of the Board, Director (3)	56,551	1.1%
Thomas P. Ash, Director (4)	28,064	*
Edward W Cochran, Director (5)	308,074	5.8%
James H. Frauenberg, Director (6)	176,285	3.3%
John W. Helmsdoerfer, Chief Financial Officer (7)	41,737	*
Robert H. Milbourne, Director (8)	32,699	*
Timothy T. O'Dell, President, Chief Executive Officer, Director (9)	224,661	4.2%
John T. Pietrzak, Director (10)	1,650	*
David L. Royer, Director	11,350	*

All directors and executive officers as a group (9 persons)	881,071	16.3%

* Indicates less than 1% ownership.
(1)

Unless otherwise indicated, each executive officer of director has voting and investment power with respect to all of the shares reflected in the table for such executive officer or director. The mailing address of each of the executive officers and directors of the Company is 7000 N. High Street, Worthington, Ohio 43085.

(2)

Percent of ownership is computed based on the sum of (a) 5,328,697 shares of Common Stock outstanding on April 13, 2020, and (b) the number of shares of Common Stock, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will first become exercisable within 60 days after April 13, 2020.

(3)	Includes options to acquire 14,544 shares of Common Stock which are currently exercisable or will first become exercisable within 60 days after April 13, 2020.
(4)	Includes options to acquire 4,545 shares of Common Stock which are currently exercisable or will first become exercisable within 60 days after April 13, 2020.
(5)	Includes options to acquire 4,545 shares of Common Stock which are currently exercisable or will first become exercisable within 60 days after April 13, 2020.
(6)	Includes options to acquire 4,545 shares of Common Stock which are currently exercisable or will first become exercisable within 60 days after April 13, 2020.
(7)	Includes options to acquire 10,908 shares of Common Stock which are currently exercisable or will first become exercisable within 60 days after April 13, 2020.
(8)	Includes options to acquire 4,545 shares of Common Stock which are currently exercisable or will first become exercisable within 60 days after April 13, 2020.
(9)

Includes (a) options to acquire 18,180 shares of Common Stock which are currently exercisable or will first become exercisable within 60 days after April 13, 2020, (b) 5,454 shares of Common Stock owned by Colleen O’Dell, Mr. O’Dell’s spouse, and (c) 2,779 shares of Common Stock owned by Colleen O’Dell as custodian for Mr. O’Dell’s daughter, Sarah F. O’Dell.

(10)

Represents restricted stock awards representing 1,650 underlying shares of Common Stock issued to Castle Creek Advisors IV LLC on behalf of John Pietrzak in his capacity as a member of the Board, which awards vest over a three-year period.  Mr. Pietrzak disclaims beneficial ownership of such restricted stock awards, except to the extent of his pecuniary interest therein, and this report shall not be deemed an admission that the reporting person is the beneficial owner of such restricted stock awards for purposes of the Securities Exchange Act of 1934, as amended, or for any other purpose.

Delinquent Section 16(a) Reports.  Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of any registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and beneficial owners of more than 10% of the outstanding Common Stock of the Company are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on a review of the Section 16(a) reports filed on behalf of these persons and written representations that no other Section 16(a) reports were required to be filed for transactions during 2019, all filing requirements applicable to executive officers, directors and beneficial owners of more than 10% of the outstanding Common Stock of the Company under Section 16(a) of the Exchange Act were complied with, except for a late filing of a Form 3 on behalf of John T. Pietrzak.

AUDIT COMMITTEE MATTERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BKD has served as the Company’s independent registered public accounting firm since 2014.  The Board of Directors of the Company, upon the recommendation of the Audit Committee, approved the engagement of BKD to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019.  The engagement of BKD as the Company’s independent registered public accounting firm for 2019 was also ratified by the Company’s stockholders at the 2019 annual meeting of stockholders.

PRE-APPROVAL OF SERVICES

The Company’s Audit Committee must pre-approve all engagements of the independent registered public accounting firm by the Company and its subsidiaries, including CFBank, as required by the Audit Committee’s charter and the rules of the Securities and Exchange Commission.  Prior to the beginning of each fiscal year, the Audit Committee approves an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management.  In addition, the Audit Committee evaluates any potential engagements of the independent registered public accounting firm, including the scope of the proposed work to be performed and the proposed fees, and approves or rejects each service.  Management may present additional services for approval at subsequent Committee meetings during the fiscal year.  The Audit Committee has delegated to the Audit Committee Chairman the authority to evaluate and approve engagements on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings and in the event the engagement for services was within the annual estimate but not specifically approved.  If the Chairman so approves any such engagements, he reports that approval to the full Committee at the next Committee meeting.

For the 2018 and 2019 fiscal years, all services provided by BKD were pre-approved by the Audit Committee in accordance with this policy.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BKD served as the Company’s independent registered public accounting firm for the 2019 and 2018 fiscal years.  The Audit Committee pre-approved all services rendered by BKD for 2019 and 2018.  The Company was billed the aggregate fees shown below for audit services, audit related services, tax services and other services rendered to the Company and its subsidiaries for the 2019 and 2018 fiscal years.

	2019	2018

Audit Fees (1)	$159,476	$126,500
Audit-Related Fees (2)	20,250	61,857
Tax Fees (3)	12,600	12,000
Total	$192,326	$200,357

(1)

Audit Fees include fees for services rendered in connection with BKD’s audit of the Company’s consolidated financial statements, review of annual and quarterly reports filed with the SEC, and agreed-upon procedures on the Company's electronic submission of audited financial information to the U.S. Department of Housing and Urban Development (HUD) and selected compliance testing on the Company's major HUD-assisted programs.

(2)

Audit-Related Fees include fees for services rendered in connection with BKD’s procedures related to the Company’s private placement in 2019 and initial comfort letter procedures in connection with capital raising activities in 2018.

(3)	Tax Fees include fees for services rendered by BKD related to the preparation of the Company’s tax returns and review of estimated tax payments, along with various other projects.

AUDIT COMMITTEE REPORT

The Company’s Audit Committee has reviewed and discussed with management and with BKD, the Company’s independent registered public accounting firm for 2019, the audited financial statements of the Company for the year ended December 31, 2019.  In addition, the Audit Committee has discussed with BKD the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, and such other matters as are required to be discussed under the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee also has received the written disclosures and the letter from BKD required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with BKD its independence.

Based on the foregoing review and discussions, the Audit Committee has recommended to the Company’s Board of Directors that the audited financial statements for the year ended December 31, 2019, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

AUDIT COMMITTEE

Thomas P. Ash, Chairman

Edward W. Cochran

James Frauenberg II

Robert Milbourne

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

If a stockholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2021 annual meeting of stockholders, the proposal must conform to the requirements of Rule 14a-8 promulgated under the Exchange Act and other applicable proxy rules and interpretations of the SEC concerning the submission and content of proposals.  Proposals for the 2021 annual meeting of stockholders must be received by the Company, at 7000 N. High Street, Worthington, Ohio 43085, prior to the close of business on December 23, 2020 in order to be eligible for inclusion in the Company’s proxy, notice of meeting and proxy statement relating to the 2021 annual meeting.

The Company’s Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting of stockholders.  For business to be properly brought before an annual meeting by a stockholder, the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company.  To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 90 days prior to the date of the annual meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.  A stockholder’s notice to the Corporate Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting:  (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (iii) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder; and (iv) any material interest of such stockholder in such business.

Assuming that the 2021 annual meeting of stockholders is held on the fourth Wednesday of May, 2021 and that such date is announced at least 100 days in advance, a stockholder’s proposal for that meeting must be received by the Company at 7000 N. High Street, Worthington, Ohio 43085, not later than the close of business on February 25, 2021, in order to be considered timely.  If any such proposal is received after such date, it will be considered untimely, and the persons named in the proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to that proposal

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2019, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CENTRAL FEDERAL CORPORATION, 7000 N. HIGH STREET, WORTHINGTON, OHIO 43085.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy T. O’Dell

President and Chief Executive Officer

Worthington, Ohio

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Appendix A

CERTIFICATE OF AMENDMENT

ESTABLISHING A CLASS OF NON-VOTING COMMON STOCK

The shares of Non-Voting Common Stock of the Corporation into which the Series C Preferred Stock shall be mandatorily convertible upon the taking by the Corporation of all action necessary under the Delaware General Corporation Law to authorize a class of Non-Voting Common Stock shall have the following terms and provisions:

CERTIFICATE OF AMENDMENT

TO THE Certificate of Incorporation

OF

Central federal corporation

Pursuant to the provisions of the Certificate of Incorporation and the Bylaws of the Corporation and applicable law, the Certificate of Incorporation of the Corporation is hereby amended to create a series of non-voting common stock, par value $0.01 per share, of the Corporation containing the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, as follows:

1.Definitions.

(a)“Affiliate” has the meaning set forth in 12 C.F.R. Section 225.2(a) or any successor provision.

(b) “Board of Directors” means the board of directors of the Corporation.

(c)A “business day” means any day other than a Saturday or a Sunday or a day on which banks in Ohio are authorized or required by law, executive order or regulation to close.

(d)“Certificate” means a certificate representing one (1) or more shares of Non-Voting Common Stock.

(e)“Certificate of Incorporation” means the Certificate of Incorporation of the Corporation, as amended and in effect from time and time

(f)“Common Stock” means the voting common stock of the Corporation, par value $0.01 per share.

(g)“Corporation” means Central Federal Corporation, a Delaware corporation.

(h)“Dividends” has the meaning set forth in Section 3.

(i)“Exchange Agent” means Computershare Trust Company, N.A., solely in its capacity as transfer and exchange agent for the Corporation, or any successor transfer and exchange agent for the Corporation.

(j)“Exchange Cap” has the meaning set forth in Section 5(b).

(k)“Exchange Cap Allocation Amount” has the meaning set forth in Section 5(b).

(l)“Exchange Cap Maximum” has the meaning set forth in Section 5(b).

(m)“Existing Buyer” has the meaning set forth in Section 5(b).

(n)“Liquidation Distribution” has the meaning set forth in Section 4(b).

(o)“Non-Voting Common Stock” has the meaning set forth in Section 2.

(p)“Permissible Transfer” means a transfer by the holder of Non-Voting Common Stock (i) to the Corporation; (ii) in a widely distributed public offering of Common Stock or Non-Voting Common Stock; (iii) that is part of an offering that is not a widely distributed public offering of Common Stock or Non-Voting Common Stock but is one in which no one transferee (or group of associated transferees) acquires the rights to receive two percent (2%) or more of any class of the Voting Securities of the Corporation then outstanding (including pursuant to a related series of transfers); (iv) that is part of a transfer of Common Stock or Non-Voting Common Stock to an underwriter for the purpose of conducting a widely distributed public offering; or (v) to a transferee that controls more than fifty percent (50%) of the Voting Securities of the Corporation without giving effect to such transfer.

(q)“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, or any other form of entity not specifically listed herein.

(r)“Principal Market” means the NASDAQ Capital Market.

(s)“SPA” has the meaning set forth in Section 5(b).

(t)“Voting Security” has the meaning set forth in 12 C.F.R. Section 225.2(q) or any successor provision.

2.Designation; Number of Shares.  The class of shares of capital stock hereby authorized shall be designated as “Non-Voting Common Stock”.  The number of authorized shares of the Non-Voting Common Stock shall be 1,260,700 shares.  The Non-Voting Common Stock shall have $0.01 par value per share.  Each share of Non-Voting Common Stock has the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as described herein.  Each share of Non-Voting Common Stock is identical in all respects to every other share of Non-Voting Common Stock.

3.Dividends.  The Non-Voting Common Stock will rank pari passu with the Common Stock with respect to the payment of dividends or distributions, whether payable in cash, securities, options or other property, and with respect to issuance, grant or sale of any rights to purchase stock, warrants, securities or other property (collectively, the “Dividends”).  Accordingly, the holders of record of Non-Voting Common Stock will be entitled to receive as, when, and if declared by the Board of Directors, Dividends in the same per share amount as paid on the Common Stock, and no Dividends will be payable on the Common Stock or any other class or series of capital stock ranking with respect to Dividends pari passu with the Common Stock unless a Dividend identical to that paid on the Common Stock is payable at the same time on the Non-Voting Common Stock in an amount per share of Non-Voting Common Stock equal to the product of (i) the per share Dividend declared and paid in respect of each share of Common Stock and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock); provided however, that if a stock Dividend is declared on Common Stock payable solely in Common Stock, the holders of Non-Voting Common Stock will be entitled to a stock Dividend payable solely in shares of Non-Voting Common Stock.  Dividends that are payable on Non-Voting Common Stock will be payable to the holders of record of Non-Voting Common Stock as they appear on the stock register of the Corporation on the applicable record date, as determined by the Board of Directors, which record date will be the same as the record date for the equivalent Dividend of the Common Stock.  In the event that the Board of Directors does not declare or pay any Dividends with respect to shares of Common Stock, then the holders of Non-Voting Common Stock will have no right to receive any Dividends.

4.	Liquidation.

(a)Rank.  The Non-Voting Common Stock will, with respect to rights upon liquidation, winding up and dissolution, rank (i) subordinate and junior in right of payment to all other securities of the Corporation that, by their respective terms, are senior to the Non-Voting Common Stock or the Common Stock, and (ii) pari passu with the Common Stock.  Not in limitation of anything contained herein, and for purposes of clarity, the Non-Voting Common Stock is subordinated to the general creditors and subordinated debt holders of the Company, and the depositors of the Company’s bank subsidiaries, in any receivership, insolvency, liquidation or similar proceeding.

(b)Liquidation Distributions.  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Non-Voting Common Stock will be entitled to receive, for each share of Non-Voting Common Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any Persons to whom the Non-Voting Common Stock is subordinate, a distribution (“Liquidation Distribution”) equal to (i) any authorized and declared, but unpaid, Dividends with respect to such share of Non-Voting Common Stock at the time of such liquidation, dissolution or winding up, and (ii) the amount the holder of such share of Non-Voting Common Stock would receive in respect of such share if such share had been converted into shares of Common Stock at the then applicable conversion rate at the time of such liquidation, dissolution or winding up (assuming the conversion of all shares of Non-Voting Common Stock at such time, without regard to any limitations on conversion of the Non-Voting Common Stock).  All Liquidation Distributions to the holders of the Non-Voting Common Stock and Common Stock set forth in clause (ii) above will be made pro rata to the holders thereof.

(c)Merger, Consolidation and Sale of Assets Not Liquidation.  For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Non-Voting Common Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or property) of all or substantially all of the assets of the Corporation, will not constitute a liquidation, dissolution or winding up of the Corporation.

5.	Conversion.
(a)	General.

(i)A holder of Non-Voting Common Stock shall be permitted to convert, or upon the written request of the Corporation shall convert, shares of Non-Voting Common Stock into shares of Common Stock at any time or from time to time, provided that upon such conversion the holder, together with all Affiliates of the holder, will not own or control in the aggregate more than nine point nine percent (9.9%) of the Common Stock (or of any class of Voting Securities issued by the Corporation), excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such holder of Voting Securities of the Corporation (which, for the avoidance of doubt, does not include Non-Voting Common Stock), provided further that the right to convert under this Section 5(a)(i) shall not be available to a transferee of shares of Non-Voting Common Stock with respect to a transfer other than a Permissible Transfer.  In any such conversion, each share of Non-Voting Common Stock will convert initially into one (1) share of Common Stock, subject to adjustment as provided in Section 6 below.

(ii)Each share of Non-Voting Common Stock will automatically convert into one (1) share of Common Stock, without any further action on the part of any holder, subject to adjustment as provided in Section 6 below, on the date a holder of Non-Voting Common Stock transfers any shares of Non-Voting Common Stock to a non-affiliate of the holder in a Permissible Transfer.

(iii)To effect any permitted conversion under Section 5(a)(i) or Section 5(a)(ii), the holder shall surrender the certificate or certificates evidencing such shares of Non-Voting Common Stock, duly endorsed, at the registered office of the Corporation, and provide written instructions to the Corporation as to the number of whole shares for which such conversion shall be effected, together with any appropriate documentation that may be reasonably required by the Corporation.  Upon the surrender of such certificate(s), the Corporation will issue and deliver to such holder (in the case of a conversion under Section 5(a)(i)) or such holder’s transferee (in the case of a conversion under Section 5(a)(ii)) a certificate or certificates for the number of shares of Common Stock into which the Non-Voting Common Stock has been converted and, in the event that such conversion is with respect to some, but not all, of the holder’s shares of Non-Voting Common Stock, the Corporation shall deliver to such holder a certificate or certificate(s) representing the number of shares of Non-Voting Common Stock that were not converted to Common Stock.

(iv)All shares of Common Stock delivered upon conversion of the Non-Voting Common Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests, charges and other encumbrances.

(b)Principal Market Regulation.  Notwithstanding anything herein to the contrary, the Company shall not issue any shares of Common Stock upon the conversion of the Non-Voting Common Stock if the issuance of such shares of Common Stock taken together with each issuance of such shares of Common Stock (x) pursuant to the Securities Purchase Agreement, dated as of October 25, 2019, by and among the Company and the purchasers party thereto (the “SPA”) and (y) upon the conversion of the Series C Preferred Stock in accordance with the Certificate of Incorporation or otherwise) would exceed 19.9% of the total outstanding shares of Common Stock of the Company, or more than 19.9% of the total voting power of the Company’s securities, in each case immediately preceding the issuance of the shares of Common Stock and Series C Preferred Stock pursuant to the SPA (the number of shares which may be issued without violating such limitation, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its shareholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holder of the Series C Preferred Stock or Non-Voting Common Stock (as the case may be).  Until such approval or such written opinion is obtained, (i) the holders of the Series C Preferred Stock and Non-Voting Common Stock (collectively, the “Exiting Buyers” and each, individually, an “Existing Buyer”) shall not be issued in the aggregate, upon conversion of any Series C Preferred Stock or Non-Voting Common Stock, or otherwise pursuant to the terms of the SPA or the Certificate of Incorporation, shares of Common Stock in an amount greater than the difference between the Exchange Cap minus the aggregate number of shares of Common Stock issued pursuant to the SPA (the “Exchange Cap Maximum”) and (ii) no Existing Buyer shall be permitted to convert Series C Preferred Stock or Non-Voting Common Stock with respect to more than such Existing Buyer’s pro rata amount of such Exchange Cap Maximum (such amount, with respect to each Existing Buyer, its “Exchange Cap Allocation Amount”) determined based upon such Existing Buyer’s percentage ownership of the sum of (1) the aggregate number of shares of Common Stock issued to all Purchasers that purchased Preferred Stock pursuant to this Agreement on the Closing Date plus (2) the aggregate number of shares of Common Stock issuable upon the conversion of all shares of Preferred Stock and/or Non-Voting Common Stock.  In the event that such Existing Buyer shall sell or otherwise transfer any of such Existing Buyer’s shares of Series C Preferred Stock or Non-Voting Common Stock, the transferee shall be allocated a pro rata portion of such Existing Buyer’s Exchange Cap Allocation Amount with respect to such portion of such Series C Preferred Stock or Non-Voting Common Stock so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation Amount so allocated to such transferee. Upon conversion in full of such Existing Buyer’s Series C Preferred Stock or Non-Voting Common Stock, the difference (if any) between such Existing Buyer’s Exchange Cap Allocation Amount and the number of shares of Common Stock actually issued to such Existing Buyer upon such Existing Buyer’s conversion in full of such Series C Preferred Stock or Non-Voting Common Stock shall be allocated to the respective Exchange Cap Allocation Amounts of the remaining Existing Buyers of Series C Preferred Stock or Non-Voting Common Stock on a pro rata basis in proportion to the relative Exchange Cap Allocation Amounts of such Existing Buyers.

(c) Reservation of Shares Issuable Upon Conversion.  The Corporation will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of effecting the conversion of the Non-Voting Common Stock such number of shares of Common Stock as will from time to time be sufficient to effect the conversion of all outstanding Non-Voting Common Stock; and if at any time the number of shares of authorized but unissued Common Stock will not be sufficient to effect the conversion of all then outstanding Non-Voting Common Stock, the Corporation will take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Stock to such number of shares as will be sufficient for such purpose.

(d)No Impairment.  The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the holders of the Non-Voting Common Stock against impairment.

(e)Compliance with Law.  Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Non-Voting Common Stock, the Corporation shall use its reasonable best efforts to comply with any federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(f)Listing.  The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be traded on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed, so long as the Common Stock shall be so listed on such exchange, all the Common Stock issuable upon conversion of the Non-Voting Common Stock; provided, however, that if the rules of such exchange require the Corporation to defer the listing of such Common Stock until the first conversion of Non-Voting Common Stock into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of the Non-Voting Common Stock in accordance with the requirements of such exchange at such time.

6.	Adjustments.

(a)Combinations or Divisions of Common Stock. In the event that the Corporation at any time or from time to time will effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise other than by payment of a Dividend in Common Stock or in any right to acquire the Common Stock), or in the event the outstanding Common Stock will be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, then the dividend, liquidation, and conversion rights of each share of Non-Voting Common Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

(b)Reclassification, Exchange or Substitution.  If the Common Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares provided for in Section 6(a) above), (1) the conversion ratio then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of the Non-Voting Common Stock will be convertible into, in lieu of the number of shares of Common Stock which the holders of the Non-Voting Common Stock would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock) immediately before that transaction and (2) the Dividend and Liquidation Distribution rights then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of Non-Voting Common Stock will be entitled to a Dividend and Liquidation Distribution right, in lieu of with respect to the number of shares of Common Stock which the holders of the Non-Voting Common Stock would otherwise have been entitled to receive, with respect to a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock) immediately before that transaction.

(c)Certificates as to Adjustments.  Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Corporation at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Non-Voting Common Stock a certificate executed by the Corporation’s President (or other appropriate officer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Corporation will, upon the written request at any time of any holder of Non-Voting Common Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Non-Voting Common Stock.

7.Reorganization, Mergers, Consolidations or Sales of Assets.  If at any time or from time to time there will be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares otherwise provided for in Section 6) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all the Corporation’s properties and assets to any other Person, then, as a part of such reorganization, merger, consolidation or sale, provision will be made so that the holders of the Non-Voting Common Stock will thereafter be entitled to receive upon conversion of the Non-Voting Common Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor company resulting from such merger or consolidation or sale, to which a holder of that number of shares of Common Stock deliverable upon conversion of the Non-Voting Common Stock would have been entitled to receive on such capital reorganization, merger, consolidation or sale (without regard to any limitations on conversion of the Non-Voting Common Stock).

8.Redemption.  Except to the extent a liquidation under Section 4 may be deemed to be a redemption, the Non-Voting Common Stock will not be redeemable at the option of the Corporation or any holder of Non-Voting Common Stock at any time.  Notwithstanding the foregoing, the Corporation will not be prohibited from repurchasing or otherwise acquiring shares of Non-Voting Common Stock in voluntary transactions with the holders thereof, subject to compliance with any applicable legal or regulatory requirements, including applicable regulatory capital requirements.  Any shares of Non-Voting Common Stock repurchased or otherwise acquired may be reissued as additional shares of Non-Voting Common Stock.

9.Voting Rights.  The holders of Non-Voting Common Stock will not have any voting rights, except as may otherwise from time to time be required by law.

10.Protective Provisions.  So long as any shares of Non-Voting Common Stock are issued and outstanding, the Corporation will not (including by means of merger, consolidation or otherwise), without obtaining the approval (by vote or written consent) of the holders of a majority of the issued and outstanding shares of Non-Voting Common Stock, (i) alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Non-Voting Common Stock so as to affect them adversely, (ii) increase or decrease the authorized number of shares of Non-Voting Common Stock or (iii) enter into any agreement, merger or business consolidation, or engage in any other transaction, or take any action that would have the effect of adversely changing any preference or any relative or other right provided for the benefit of the holders of the Non-Voting Common Stock.  In the event that the Corporation offers to repurchase shares of Common Stock, the Corporation shall offer to repurchase shares of Non-Voting Common Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase.

11.Notices.  All notices required or permitted to be given by the Corporation with respect to the Non-Voting Common Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, to the holders of the Non-Voting Common Stock at their last addresses as they shall appear upon the books of the Corporation, shall be conclusively presumed to have been duly given, whether or not the holder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for repurchase, shall not affect the validity of the proceedings for the repurchase of any other shares of Non-Voting Common Stock, or of any other matter required to be presented for the approval of the holders of the Non-Voting Common Stock.

12.Record Holders.  To the fullest extent permitted by law, the Corporation will be entitled to recognize the record holder of any share of Non-Voting Common Stock as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other Person, whether or not it will have express or other notice thereof.

13.Term.  The Non-Voting Common Stock shall have perpetual term unless converted in accordance with Section 5.

14.Replacement Certificates.  In the event that any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Corporation, the posting by such Person of a bond in such amount as the Corporation may determine is necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Corporation or the Exchange Agent, as applicable, will deliver in exchange for such lost, stolen or destroyed Certificate a replacement Certificate.

15.Other Rights.  The shares of Non-Voting Common Stock have no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or rights, other than as set forth herein or as provided by applicable law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed by an authorized officer this ___ day of ____________, 2020.

CENTRAL FEDERAL CORPORATION

By:
Name:	Timothy T. O’Dell
Title:	Chief Executive Officer and President

Appendix B

CERTIFICATE OF DESIGNATIONS

OF

SERIES C CONVERTIBLE PERPETUAL PREFERRED STOCK

OF

central federal corporation

[As filed with the Delaware Secretary of State on October 29, 2019, as amended by the Certificate of Amendment to Certificate of Designations filed with the Delaware Secretary of State on March 26, 2020]

Pursuant to the provisions of the certificate of incorporation and the bylaws of the Corporation and applicable law, a series of preferred stock, $0.01 par value per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

1.Definitions.

(a)“Affiliate” has the meaning set forth in 12 C.F.R. Section 225.2(a) or any successor provision.

(b)“Board of Directors” means the board of directors of the Corporation.

(c)A “business day” means any day other than a Saturday or a Sunday or a day on which banks in Ohio are authorized or required by law, executive order or regulation to close.

(d)“Certificate” means a certificate representing one (1) or more shares of Series C Preferred Stock.

(e)“Certificate of Incorporation” means the Certificate of Incorporation of the Corporation, as amended and in effect from time and time.

(f)“Common Stock” means the voting common stock of the Corporation, $0.01 par value per share.

(g)“Corporation” means Central Federal Corporation, a Delaware corporation.

(h)“Dividends” has the meaning set forth in Section 3.

(i)“Exchange Agent” means Computershare Trust Company, N.A., solely in its capacity as transfer and exchange agent for the Corporation, or any successor transfer and exchange agent for the Corporation.

(j)“Exchange Cap” has the meaning set forth in Section 5(b).

(k)“Exchange Cap Allocation Amount” has the meaning set forth in Section 5(b).

(l)“Exchange Cap Maximum” has the meaning set forth in Section 5(b).

(m)“Existing Buyer” has the meaning set forth in Section 5(b).

(n)“Liquidation Distribution” has the meaning set forth in Section 4(b).

(o)“Mandatory Conversion Date” means, with respect to shares of Series C Preferred Stock of any and all holders thereof, the Non-Voting Common Stock Certificate of Amendment Effective Date.

(p)“Non-Voting Common Stock” means, if authorized by all necessary action on the part of the Corporation, a class of common equity of the Corporation containing the terms set forth in a certificate of designations reflecting non-voting common stock substantially identical to this Certificate of Designations, mutatis mutandis.

(q)“Non-Voting Common Stock Certificate of Amendment Effective Date” means the date that the Corporation shall have filed an amendment to the Certificate of Incorporation with the Delaware Secretary of State as required by the Delaware General Corporation Law to authorize a class of Non-Voting Common Stock containing the terms set forth in a certificate of designations reflecting non-voting common stock substantially identical to this Certificate of Designations, mutatis mutandis, in an amount of shares sufficient to permit the full conversion of the Series C Preferred Stock into shares of Non-Voting Common Stock.

(r)“Permissible Transfer” means a transfer by the holder of Series C Preferred Stock (i) to the Corporation; (ii) in a widely distributed public offering of Common Stock or Series C Preferred Stock; (iii) that is part of an offering that is not a widely distributed public offering of Common Stock or Series C Preferred Stock but is one in which no one transferee (or group of associated transferees) acquires the right to receive two percent (2%) or more of any class of the Voting Securities of the Corporation then outstanding (including pursuant to a related series of transfers); (iv) that is part of a transfer of Common Stock or Series C Preferred Stock to an underwriter for the purpose of conducting a widely distributed public offering; or (v) to a transferee that controls more than fifty percent (50%) of the Voting Securities of the Corporation without giving effect to such transfer.

(s)“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, or any other form of entity not specifically listed herein.

(t)“Principal Market” means the NASDAQ Capital Market.

(u)“Series C Preferred Stock” has the meaning set forth in Section 2.

(v)“SPA” has the meaning set forth in Section 5(b).

(w)“Voting Security” has the meaning set forth in 12 C.F.R. Section 225.2(q) or any successor provision.

2.Designation; Number of Shares.  The series of shares of Preferred Stock hereby authorized shall be designated the “Series C Convertible Perpetual Preferred Stock”.  The number of authorized shares of the Series C Preferred Stock shall be 12,607 shares.  The Series C Preferred Stock shall have a par value of $0.01 per share.  Each share of Series C Preferred Stock has the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as described herein.  Each share of Series C Preferred Stock is identical in all respects to every other share of Series C Preferred Stock.

3.Dividends.  The Series C Preferred Stock will rank pari passu with the Common Stock with respect to the payment of dividends or distributions, whether payable in cash, securities, options or other property, and with respect to issuance, grant or sale of any rights to purchase stock, warrants, securities or other property (collectively, the “Dividends”) on a pro rata basis with the Common Stock determined on an as-converted basis assuming all shares had been converted pursuant to Section 5 as of immediately prior to the record date of the applicable Dividend (or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such Dividends are to be determined).  Accordingly, the holders of record of Series C Preferred Stock will be entitled to receive as, when, and if declared by the Board of Directors, Dividends in the same per share amount as paid on the number of shares of Common Stock with respect to the number of shares of Common Stock into which the shares of Series C Preferred Stock would be converted, and no Dividends will be payable on the Common Stock or any other class or series of capital stock ranking with respect to Dividends pari passu with the Common Stock unless a Dividend identical to that paid on the Common Stock is payable at the same time on the Series C Preferred Stock in an amount per share of Series C Preferred Stock equal to the product of (a) the per share Dividend declared and paid in respect of each share of Common Stock and (b) the number of shares of Common Stock into which such share of Series C Preferred Stock is then convertible (without regard to any limitations on conversion of the Series C Preferred Stock); provided, however, that if a stock Dividend is declared on Common Stock payable solely in Common Stock, the holders of Series C Preferred Stock will be entitled to a stock Dividend payable solely in shares of Series C Preferred Stock.  Dividends that are payable on Series C Preferred Stock will be payable to the holders of record of Series C Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, as determined by the Board of Directors, which record date will be the same as the record date for the equivalent Dividend of the Common Stock.  In the event that the Board of Directors does not declare or pay any Dividends with respect to shares of Common Stock, then the holders of Series C Preferred Stock will have no right to receive any Dividends.

4.Liquidation.

(a)Rank.  The Series C Preferred Stock will, with respect to rights upon liquidation, winding up and dissolution, rank (i) subordinate and junior in right of payment to all other securities of the Corporation which, by their respective terms, are senior to the Series C Preferred Stock or the Common Stock, and (ii) pari passu with the Common Stock pro rata on an as-converted basis.  Not in limitation of anything contained herein, and for purposes of clarity, the Series C Preferred Stock is subordinated to the general creditors and subordinated debt holders of the Company, and the depositors of the Company’s bank subsidiaries, in any receivership, insolvency, liquidation or similar proceeding.

(b)Liquidation Distributions.  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Series C Preferred Stock will be entitled to receive, for each share of Series C Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any Persons to whom the Series C Preferred Stock is subordinate, a distribution (“Liquidation Distribution”) equal to (i) any authorized and declared, but unpaid, Dividends with respect to such share of Series C Preferred Stock at the time of such liquidation, dissolution or winding up, and (ii) the amount the holder of such share of Series C Preferred Stock would receive in respect of such share if such share had been converted into shares of Common Stock at the then applicable conversion rate at the time of such liquidation, dissolution or winding up (assuming the conversion of all shares of Series C Preferred Stock at such time, without regard to any limitations on conversion of the Series C Preferred Stock).  All Liquidation Distributions to the holders of the Series C Preferred Stock and Common Stock set forth in clause (ii) above will be made pro rata to the holders thereof.

(c)Merger, Consolidation and Sale of Assets Not Liquidation.  For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Series C Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or property) of all or substantially all of the assets of the Corporation, will not constitute a liquidation, dissolution or winding up of the Corporation.

5.Conversion.

(a)General.

(i) Unless the shares of Series C Preferred Stock shall have previously been converted into shares of Non-Voting Common Stock pursuant to Section 5(a)(iii), a holder of Series C Preferred Stock shall be permitted to convert, or upon the written request of the Corporation shall convert, shares of Series C Preferred Stock into shares of Common Stock at any time or from time to time, provided that upon such conversion the holder, together with all Affiliates of the holder, will not own or control in the aggregate more than nine point nine percent (9.9%) of the Common Stock (or of any class of Voting Securities issued by the Corporation), excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such holder of Voting Securities of the Corporation (which, for the avoidance of doubt, does not include Series C Preferred Stock), provided further that the right to convert under this Section 5(a)(i) shall not be available to a transferee of shares of Series C Preferred Stock with respect to a transfer other than a Permissible Transfer.  In any such conversion, each share of Series C Preferred Stock will convert initially into 100 shares of Common Stock, subject to adjustment as provided in Section 6 below.

(ii) Unless the shares of Series C Preferred Stock shall have previously been converted into shares of Non-Voting Common Stock pursuant to Section 5(a)(iii), each share of Series C Preferred Stock will automatically convert into 100 shares of Common Stock, without any further action on the part of any holder, subject to adjustment as provided in Section 6, below, on the date a holder of Series C Preferred Stock transfers any shares of Series C Preferred Stock to a non-Affiliate of the holder in a Permissible Transfer.

(iii) Effective as of the close of business on the Mandatory Conversion Date, each share of Series C Preferred Stock will automatically convert into 100 shares of Non-Voting Common Stock, without any further action on the part of any holder.

(iv) To effect any permitted conversion under Section 5(a)(i) or Section 5(a)(ii), the holder shall surrender the certificate or certificates evidencing such shares of Series C Preferred Stock, duly endorsed, at the registered office of the Corporation, and provide written instructions to the Corporation as to the number of whole shares for which such conversion shall be effected, together with any appropriate documentation that may be reasonably required by the Corporation.  Upon the surrender of such certificate(s), the Corporation will issue and deliver to such holder (in the case of a conversion under Section 5(a)(i)) or such holder’s transferee (in the case of a conversion under Section 5(a)(ii)) a certificate or certificates for the number of shares of Common Stock into which the Series C Preferred Stock has been converted and, in the event that such conversion is with respect to some, but not all, of the holder’s shares of Series C Preferred Stock, the Corporation shall deliver to such holder a certificate or certificate(s) representing the number of shares of Series C Preferred Stock that were not converted to Common Stock or Non-Voting Common Stock.

(v) Upon occurrence of the Mandatory Conversion Date, the Corporation shall promptly provide notice of such event and the resulting conversion of the Series C Preferred Stock to each registered holder of the Series C Preferred Stock.  Such notice shall provide instructions for the surrender to the Corporation of certificates for shares of Series C Preferred Stock held of record by such holders for issuance of certificates representing shares of Non-Voting Common Stock into which the Series C Preferred Stock have been converted pursuant to Section 5(a)(iii).

(vi) All shares of Common Stock or Non-Voting Common Stock delivered upon conversion of the Series C Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests, charges and other encumbrances.

(b)Principal Market Regulation.  Notwithstanding anything herein to the contrary, the Company shall not issue any shares of Common Stock upon the conversion of the Series C Preferred Stock if the issuance of such shares of Common Stock (taken together with each issuance of such shares of Common Stock (x) pursuant to the Securities Purchase Agreement, dated as of October 25, 2019, by and among the Company and the purchasers party thereto (the “SPA”) and (y) following the Non-Voting Common Stock Certificate of Amendment Effective Date, upon conversion of the Non-Voting Common Stock) would exceed 19.9% of the total outstanding shares of Common Stock of the Company, or more than 19.9% of the total voting power of the Company’s securities, in each case immediately preceding the issuance of the shares of Common Stock and Series C Preferred Stock pursuant to the SPA (the number of shares which may be issued without violating such limitation, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its shareholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holder of the Series C Preferred Stock or Non-Voting Common Stock (as the case may be).  Until such approval or such written opinion is obtained, (i) the holders of the Series C Preferred Stock and Non-Voting Common Stock (collectively, the “Exiting Buyers” and each, individually, an “Existing Buyer”) shall not be issued in the aggregate, upon conversion of any Series C Preferred Stock or Non-Voting Common Stock, or otherwise pursuant to the terms of the SPA or the Certificate of Incorporation, shares of Common Stock in an amount greater than the difference between the Exchange Cap minus the aggregate number of shares of Common Stock issued pursuant to the SPA (the “Exchange Cap Maximum”) and (ii) no Existing Buyer shall be permitted to convert Series C Preferred Stock or Non-Voting Common Stock with respect to more than such Existing Buyer’s pro rata amount of such Exchange Cap Maximum (such amount, with respect to each Existing Buyer, its “Exchange Cap Allocation Amount”) determined based upon such Existing Buyer’s percentage ownership of the sum of (1) the aggregate number of shares of Common Stock issued to all Purchasers that purchased Preferred Stock pursuant to this Agreement on the Closing Date plus (2) the aggregate number of shares of Common Stock issuable upon the conversion of all shares of Preferred Stock and/or Non-Voting Common Stock.  In the event that such Existing Buyer shall sell or otherwise transfer any of such Existing Buyer’s shares of Series C Preferred Stock or Non-Voting Common Stock, the transferee shall be allocated a pro rata portion of such Existing Buyer’s Exchange Cap Allocation Amount with respect to such portion of such Series C Preferred Stock or Non-Voting Common Stock so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation Amount so allocated to such transferee. Upon conversion in full of such Existing Buyer’s Series C Preferred Stock or Non-Voting Common Stock, the difference (if any) between such Existing Buyer’s Exchange Cap Allocation Amount and the number of shares of Common Stock actually issued to such Existing Buyer upon such Existing Buyer’s conversion in full of such Series C Preferred Stock or Non-Voting Common Stock shall be allocated to the respective Exchange Cap Allocation Amounts of the remaining Existing Buyers of Series C Preferred Stock or Non-Voting Common Stock on a pro rata basis in proportion to the relative Exchange Cap Allocation Amounts of such Existing Buyers.

(c) Reservation of Shares Issuable Upon Conversion.  The Corporation will at all times reserve and keep available out of its authorized but unissued Common Stock and, when authorized, Non‑Voting Common Stock solely for the purpose of effecting the conversion of the Series C Preferred Stock such number of shares of Common Stock or Non-Voting Common Stock as will from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock; and if at any time the number of shares of authorized but unissued Common Stock or Non-Voting Common Stock (when authorized) will not be sufficient to effect the conversion of all then outstanding Series C Preferred Stock, the Corporation will take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Stock or Non-Voting Common Stock to such number of shares as will be sufficient for such purpose.

(d)No Impairment.  The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C Preferred Stock against impairment.

(e)Compliance with Law.  Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series C Preferred Stock, the Corporation shall use its reasonable best efforts to comply with any federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(f)Listing. The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be traded on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed, so long as the Common Stock shall be so listed on such exchange, all the Common Stock issuable upon conversion of the Series C Preferred Stock; provided, however, that if the rules of such exchange require the Corporation to defer the listing of such Common Stock until the first conversion of Series C Preferred Stock into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of the Series C Preferred Stock in accordance with the requirements of such exchange at such time.

6.Adjustments.

(a)Combinations or Divisions of Common Stock.  In the event that the Corporation at any time or from time to time will effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise other than by payment of a Dividend in Common Stock or in any right to acquire the Common Stock), or in the event the outstanding Common Stock will be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, then the dividend, liquidation, and conversion rights of each share of Series C Preferred Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

(b)Reclassification, Exchange or Substitution.  If the Common Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares provided for in Section 6(a) above), (1) the conversion ratio then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of the Series C Preferred Stock will be convertible into, in lieu of the number of shares of Common Stock which the holders of the Series C Preferred Stock would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Series C Preferred Stock is then convertible (without regard to any limitations on conversion of the Series C Preferred Stock) immediately before that transaction and (2) the Dividend and Liquidation Distribution rights then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of Series C Preferred Stock will be entitled to a Dividend and Liquidation Distribution right, in lieu of with respect to the number of shares of Common Stock which the holders of the Series C Preferred Stock would otherwise have been entitled to receive, with respect to a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Series C Preferred Stock is then convertible (without regard to any limitations on conversion of the Series C Preferred Stock) immediately before that transaction.

(c)Certificates as to Adjustments.  Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Corporation at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock a certificate executed by the Corporation’s President (or other appropriate officer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Corporation will, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series C Preferred Stock.

7.Reorganization, Mergers, Consolidations or Sales of Assets.  If at any time or from time to time there will be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares otherwise provided for in Section 6) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all the Corporation’s properties and assets to any other Person, then, as a part of such reorganization, merger, consolidation or sale, provision will be made so that the holders of the Series C Preferred Stock will thereafter be entitled to receive upon conversion of the Series C Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor company resulting from such merger or consolidation or sale, to which a holder of that number of shares of Common Stock deliverable upon conversion of the Series C Preferred Stock would have been entitled to receive on such capital reorganization, merger, consolidation or sale (without regard to any limitations on conversion of the Series C Preferred Stock).

8.Redemption.  Except to the extent a liquidation under Section 4 may be deemed to be a redemption, the Series C Preferred Stock will not be redeemable at the option of the Corporation or any holder of Series C Preferred Stock at any time.  Notwithstanding the foregoing, the Corporation will not be prohibited from repurchasing or otherwise acquiring shares of Series C Preferred Stock in voluntary transactions with the holders thereof, subject to compliance with any applicable legal or regulatory requirements, including applicable regulatory capital requirements.  Any shares of Series C Preferred Stock repurchased or otherwise acquired may be cancelled by the Corporation and thereafter be reissued as shares of any series of preferred stock of the Corporation.

9.Voting Rights.  The holders of Series C Preferred Stock will not have any voting rights, except as may otherwise from time to time be required by law.  If the holders of Series C Preferred Stock shall be entitled by law to vote as a single class with the holders of outstanding shares of Common Stock, with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration (by vote or written consent), each share of Series C Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share is convertible pursuant to Section 5.

10.Protective Provisions.  So long as any shares of Series C Preferred Stock are issued and outstanding, the Corporation will not (including by means of merger, consolidation or otherwise), without obtaining the approval (by vote or written consent) of the holders of a majority of the issued and outstanding shares of Series C Preferred Stock, (a) alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Series C Preferred Stock so as to affect them adversely, (b) increase or decrease the authorized number of shares of Series C Preferred Stock or (c) enter into any agreement, merger or business consolidation, or engage in any other transaction, or take any action that would have the effect of adversely changing any preference or any relative or other right provided for the benefit of the holders of the Series C Preferred Stock.  In the event that the Corporation offers to repurchase shares of Common Stock, the Corporation shall offer to repurchase shares of Series C Preferred Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase.

11.Notices.  All notices required or permitted to be given by the Corporation with respect to the Series C Preferred Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, to the holders of the Series C Preferred Stock at their last addresses as they shall appear upon the books of the Corporation, shall be conclusively presumed to have been duly given, whether or not the holder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for repurchase, shall not affect the validity of the proceedings for the repurchase of any other shares of Series C Preferred Stock, or of any other matter required to be presented for the approval of the holders of the Series C Preferred Stock.

12.Record Holders.  To the fullest extent permitted by law, the Corporation will be entitled to recognize the record holder of any share of Series C Preferred Stock as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other Person, whether or not it will have express or other notice thereof.

13.Term.  The Series C Preferred Stock shall have perpetual term unless converted in accordance with Section 5.

14.No Preemptive Rights.  The holders of Series C Preferred Stock are not entitled to any preemptive or preferential right to purchase or subscribe for any capital stock, obligations, warrants or other securities or rights of the Corporation, except for any such rights that may be granted by way of separate contract or agreement to one or more holders of Series C Preferred Stock.

15.Replacement Certificates.  In the event that any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Corporation, the posting by such Person of a bond in such amount as the Corporation may determine is necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Corporation or the Exchange Agent, as applicable, will deliver in exchange for such lost, stolen or destroyed Certificate a replacement Certificate.

16.Other Rights.  The shares of Series C Preferred Stock have no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or rights, other than as set forth herein or as provided by applicable law.

17.General Provisions.  In addition to the above provisions with respect to the Series C Preferred Stock, such Series C Preferred Stock shall be subject to, and entitled to the benefits of, the provisions set forth in the Corporation’s Certificate of Incorporation with respect to preferred stock generally.

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Robert E. Hoeweler 02) John T. Pietrzak

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000452863_1 R1.0.1.18

CENTRAL FEDERAL CORPORATION  7000 N. HIGH STREET  WORTHINGTON, OH 43085   Investor Address Line 1  Investor Address Line 2  Investor Address Line 3  Investor Address Line 4  Investor Address Line 5  John Sample  1234 ANYWHERE STREET  ANY CITY, ON A1A 1A1    VOTE BY INTERNET - www.proxyvote.comUsetheInternettotransmityourvotinginstructionsandforelectronicdeliveryofinformationupuntil11:59P.M.EasternTimethedaybeforethemeetingdate. Haveyourproxycardinhandwhenyouaccessthewebsiteandfollowtheinstructionstoobtainyourrecordsandtocreateanelectronicvotinginstructionform. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIfyouwouldliketoreducethecostsincurredbyourcompanyinmailingproxymaterials, youcanconsenttoreceivingallfutureproxystatements,proxycardsandannualreportselectronicallyviae-mailortheInternet.Tosignupforelectronicdelivery,pleasefollowtheinstructionsabovetovoteusingtheInternetand,whenprompted,indicatethatyouagree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903Useanytouch-tonetelephonetotransmityourvotinginstructionsupuntil11:59P.M.EasternTimethedaybeforethemeetingdate.Haveyourproxycardinhandwhen you call and then follow the instructions. VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 0000452863_1 R1.0.1.18   The Board of Directors recommends you vote FOR  the following:   1.  Election of Directors  Nominees   01) Robert E. Hoeweler 02) John T. Pietrzak   The Board of Directors recommends you vote FOR  proposals 2 through 6.   2  To approve, on a non-binding advisory basis,  the compensation of the Company's named  executive officers.   3  To ratify the appointment of BKD LLP as the  independent registered public accounting firm  of the Company for the fiscal year ending  December 31, 2019.   4  To approve an amendment to the Company's  Certificate of Incorporation, as amended, to  authorize a new class of Non-Voting Common  Stock, par value $0.01 per share (Non-Voting  Common Stock).   Please indicate if you plan to attend this meeting   For Withhold For All  All All Except    0 0 0   To withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below. For Against Abstain For Against Abstain  0  0  0  0  005 To approve, for purposes of NASDAQ Marketplace  Rule 5635(d), the issuance of shares of the  Company's Common Stock upon the conversion of  the Company's Non-Voting Common Stock, if  approved at the Annual Meeting, or the  Company's Non-Voting Convertible Perpetual  Preferred Stock, Series C, par value $0.01 per  share.  0 0 0  0 0 06 To consider and vote upon a proposal to adjourn  the Annual Meeting, if necessary, to solicit  additional proxies, in the event there are not  sufficient votes at the time of the Annual  Meeting to approve Proposal 4 or Proposal 5.  0 0 0NOTE: Such other business as may properly come  before the meeting or any adjournment thereof.  Yes No  0 0   Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary,  please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or  partnership, please sign in full corporate or partnership name by authorized officer.

CENTRAL FEDERAL CORPORATION
Annual Meeting of Stockholders
May 27, 2020 at 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Thomas P. Ash and Timothy T. O'Dell, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CENTRAL FEDERAL CORPORATION that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, local time, on May 27, 2020, at the New Albany Country Club, 1 Club Lane, New Albany, Ohio 43054, and any adjournment(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000452863_2 R1.0.1.18

0000452863_2 R1.0.1.18   Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report, Notice & Proxy Statement is/ are available atwww.proxyvote.com CENTRAL FEDERAL CORPORATIONAnnual Meeting of StockholdersMay 27, 2020 at 10:00 AMThis proxy is solicited by the Board of Directors TheundersignedstockholderherebyappointsThomasP.AshandTimothyT.O'Dell,oreitherofthem,asproxies,eachwiththepowertoappointhissubstitute,andherebyauthorizesthemtorepresentandtovote,asdesignatedonthereversesideofthisballot,allofthesharesofCommonStockofCENTRALFEDERALCORPORATIONthatthestockholderisentitledtovoteattheAnnualMeetingofStockholderstobeheldat10:00AM,localtime,onMay27,2020,attheNewAlbanyCountryClub,1ClubLane,NewAlbany,Ohio43054,andany adjournment(s) thereof. Thisproxy,whenproperlyexecuted,willbevotedinthemannerdirectedherein.Ifnosuchdirectionismade, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side